UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule14a-12

Presidio Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, DATED APRIL 19, 2024

SUBJECT TO COMPLETION

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, “Annual Meeting”) of Presidio Property Trust, Inc., a Maryland corporation (“Presidio” or the “Company”), will be held as follows:

TIME:	[●], Pacific Time

DATE:	[●], 2024

PLACE:	We will have a virtual meeting which you can attend by visiting https://www.[●]. There will be no physical location for in-person attendance at the Annual Meeting

The Annual Meeting will be held for the following purposes:

1.	To elect as directors of the Company the two nominees of the Company’s Board of Directors (the “Board”) named in the attached Proxy Statement, each to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To consider and vote upon an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board;

4.	To consider and vote upon an amendment to the Company’s charter to eliminate cumulative voting in the election of directors; and

5.	To transact such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the attached Proxy Statement, which forms a part of this notice and is incorporated herein by reference. You are encouraged to read the Proxy Statement before voting or authorizing a proxy to vote on your behalf.

Who Can Vote:

Stockholders of record at the close of business on May 1, 2024 (the “Record Date”).

How You Can Vote:

You may cast your vote via mail, telephone, or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the Annual Meeting.

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Who May Attend:

All stockholders as of the Record Date and their proxy holders are cordially invited to attend the Annual Meeting by visiting https://www.[●], where you will be able to listen to the meeting live, submit questions, and vote. To attend the Annual Meeting, you must pre-register at https://www.[●] by [●] on [●], 2024.

Your vote will be especially important this year. On December 19, 2023, Zuma Capital Management, LLC (“Zuma”), a stockholder of the Company, submitted materials to the Company purporting to provide notice (the “Purported Nominating Notice”) of Zuma’s intent to nominate five (5) individuals for election to our Board at the Annual Meeting. The Company has informed Zuma that our Board rejected the Purported Nominating Notice for failing to comply with the Company’s Second Amended and Restated Bylaws (the “Presidio Bylaws”) and, accordingly, any attempt by Zuma at the Annual Meeting to nominate any persons for election to our Board shall be disregarded.

In light of our Board’s rejection of the Purported Nominating Notice, there will not be a contested election of directors at the Annual Meeting, any director nominations attempted by Zuma at the Annual Meeting will be disregarded, and no votes with respect to any of Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting. As Zuma’s purported nominations are not being recognized as valid nominations under Maryland law, the BLUE proxy card accompanying this Proxy Statement does not include the names of Zuma’s purported nominees on a “universal proxy card.”

Despite our Board’s determination to reject the Purported Nominating Notice for not complying with the Presidio Bylaws, stockholders are cautioned that they may still receive solicitation materials from Zuma. Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to any of Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting.

OUR BOARD STRONGLY URGES YOU TO VOTE ONLY ON THE BLUE PROXY CARD “FOR ALL” OF OUR BOARD’S NOMINEES (DAVID T. BRUEN AND STEVE HIGHTOWER), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ZUMA, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF ZUMA. The Company is not responsible for the accuracy of any information provided by Zuma in solicitation materials filed or disseminated by or on behalf of Zuma or any other statements that Zuma may make.

If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by or on behalf of Zuma, you can subsequently revoke that proxy by following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone or by completing, signing, and dating the BLUE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.presidiopt.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the Securities and Exchange Commission. If you need assistance with voting or have any questions, please contact Morrow Sodali, LLC (“Morrow Sodali”), our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks, brokers, and other nominees may call collect at (203) 658-9400.

Regardless of the number of shares of Presidio common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in Presidio.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jack K. Heilbron

Chairman of the Board, Chief Executive Officer, and President
San Diego, CA
May [●], 2024

This Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement will first be sent or made available to stockholders of record as of the close of business on May 1, 2024 on or about May [●], 2024.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: SQFT@investor.MorrowSodali.com

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PRELIMINARY PROXY STATEMENT, DATED APRIL 19, 2024

SUBJECT TO COMPLETION

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

PROXY STATEMENT

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) and the enclosed BLUE proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Presidio Property Trust, Inc., a Maryland corporation (“Presidio,” the “Company,” “we,” “us” or “our”), for use at Presidio’s Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). We anticipate that this Proxy Statement and the enclosed form of BLUE proxy card will first be sent or made available to stockholders of record as of the close of business on May 1, 2024 on or about May [●], 2024.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE 2024 ANNUAL MEETING

Annual Meeting of Stockholders

TIME:	[●], Pacific Time.

DATE:	[●], 2024.

PLACE:	We will have a virtual meeting which you can attend by visiting www.[●]. There will be no physical location for in-person attendance at the Annual Meeting.

RECORD DATE:	The close of business on May 1, 2024 (the “Record Date”).

PROXY MATERIALS:	The Notice of the Annual Meeting of Stockholders, this Proxy Statement, the accompanying BLUE proxy card, and Presidio’s Annual Report on Form 10-K for the year ended December 31, 2023 will first be sent or made available to stockholders of record as of the Record Date on or about [●], 2024.

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Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE BLUE PROXY CARD	PAGE
Proposal 1 - To elect as directors of the Company the two nominees of the Company’s Board of Directors (the “Board”) named in this Proxy Statement, each to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.	“FOR ALL”	17

Proposal 2 - To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	“FOR”	49

Proposal 3 - To consider and vote upon an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board.	“FOR”	50

Proposal 4 - To consider and vote upon an amendment to the Company’s charter to eliminate cumulative voting in the election of directors.	“FOR”	51

Your vote will be especially important this year.

On December 19, 2023, Zuma Capital Management, LLC (“Zuma”), a Presidio stockholder, submitted materials to Presidio purporting to provide notice (the “Purported Nominating Notice”) of Zuma’s intent to nominate five (5) individuals for election to our Board at the Annual Meeting. Presidio has informed Zuma that our Board rejected the Purported Nominating Notice for failing to comply with Presidio’s Second Amended and Restated Bylaws (the “Presidio Bylaws”) and, accordingly, any attempt by Zuma at the Annual Meeting to nominate any persons for election to our Board shall be disregarded.

In light of our Board’s rejection of the Purported Nominating Notice, there will not be a contested election of directors at the Annual Meeting, any director nominations attempted by Zuma at the Annual Meeting will be disregarded, and no votes with respect to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting. As Zuma’s purported nominations are not being recognized as valid nominations under Maryland law, the BLUE proxy card accompanying this Proxy Statement does not include the names of Zuma’s purported nominees on a “universal proxy card.”

Despite our Board’s determination to reject the Purported Nominating Notice for not complying with the Presidio Bylaws, stockholders are cautioned that they may still receive solicitation materials from Zuma. Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to any of Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting.

OUR BOARD STRONGLY URGES YOU TO VOTE ONLY ON THE BLUE PROXY CARD “FOR ALL” OF OUR BOARD’S NOMINEES (DAVID T. BRUEN AND STEVE HIGHTOWER), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ZUMA, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF ZUMA. Presidio is not responsible for the accuracy of any information provided by Zuma in solicitation materials filed or disseminated by or on behalf of Zuma or any other statements that Zuma may make.

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If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by or on behalf of Zuma, you can subsequently revoke that proxy by following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone or by completing, signing, and dating the BLUE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.presidiopt.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Morrow Sodali, the proxy solicitation firm assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks, brokers, and other nominees may call collect at (203) 658-9400.

Regardless of the number of shares of Presidio common stock that you own, your vote is important. Whether or not you plan to participate in our virtual Annual Meeting, we urge you to submit your proxy as soon as possible to ensure your shares are represented and voted at the Annual Meeting. Thank you for your continued support, interest, and investment in Presidio.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of Presidio. The Board is providing these proxy materials to you in connection with Presidio’s Annual Meeting to be held on [●], 2024 at [●], Pacific Time, via live webcast at www.[●]. These materials will first be sent or made available to stockholders of record as of the Record Date on or about May [●], 2024. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a BLUE voting instruction form or BLUE proxy card for the Annual Meeting. BLUE voting instruction forms and BLUE proxy cards are being solicited on behalf of the Board. Presidio’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about Presidio that you should consider in order to make an informed decision when voting your shares.

OUR BOARD STRONGLY URGES YOU TO VOTE ONLY ON THE BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ZUMA, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF ZUMA.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held on [●], 2024 at [●], Pacific Time, in a virtual only meeting format via live webcast at www[●]. You will not be able to attend the Annual Meeting at a physical location. To attend the Annual Meeting, you must pre-register at www.[●] by [●], Pacific Time on [●], 2024. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their proxy holders, and invited guests of Presidio. Access to the Annual Meeting may be granted to others at the discretion of Presidio and the chair of the Annual Meeting.

Please have your BLUE voting instruction form, BLUE proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the Annual Meeting.

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Stockholders may log into the meeting platform beginning at [●], Pacific Time, on [●], 2024. We encourage you to log in prior to the Annual Meeting’s start time by following the instructions found in the reminder email sent the day before the Annual Meeting.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee in order to vote at the Annual Meeting. If you need assistance with registration or voting, or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the Annual Meeting.

We will provide stockholders with the opportunity to ask questions via the virtual meeting platform. Instructions for submitting questions and making statements will be posted on the virtual meeting platform.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed BLUE voting instruction form or BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals authorized to act as your proxy, you are giving each of those individuals the authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the Annual Meeting.

Our Board is asking you to give your proxy to Jack K. Heilbron, our Chairman of the Board, Chief Executive Officer, and President, and Ed Bentzen, our Chief Financial Officer. Giving your proxy to Messrs. Heilbron and Bentzen means that you authorize them, either of them, or their duly appointed substitutes or re-substitutes to vote your shares at the Annual Meeting in accordance with your instructions.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker or bank (i.e., in “street name”), you will receive your BLUE proxy card and other voting instructions directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each BLUE proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your BLUE proxy card(s). You also may receive materials, including a proxy statement and proxy card from Zuma.

Why might I receive proxy materials from Zuma?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on December 19, 2023, Zuma submitted the Purported Nominating Notice to Presidio. The Purported Nominating Notice purported to provide Presidio with notice of Zuma’s intent to nominate five (5) individuals for election to our Board at the Annual Meeting. Presidio has informed Zuma that our Board rejected the Purported Nominating Notice for failing to comply with the Presidio Bylaws and, accordingly, any attempt by Zuma at the Annual Meeting to nominate its purported nominees for election to our Board shall be disregarded.

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In light of our Board’s rejection of the Purported Nominating Notice, there will not be a contested election of directors at the Annual Meeting, any director nominations attempted by Zuma at the Annual Meeting will be disregarded, and no votes with regard to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting. Despite our Board’s determination to reject the Purported Nominating Notice for not complying with the Presidio Bylaws, stockholders are cautioned that they may still receive proxy solicitation materials from, or on behalf of, Zuma, including an opposition proxy statement and one or more proxy cards. Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting.

As Zuma’s purported nominations are not being recognized as valid nominations, the BLUE proxy card accompanying this Proxy Statement does not include the names of Zuma’s purported nominees on a “universal proxy card.”

We strongly urge you NOT to sign or return any proxy cards or voting instruction forms sent by or on behalf of Zuma even if Zuma’s proxy card or voting instruction form provides an option to vote for our Board’s nominees. If you have already voted using a proxy card sent to you by Zuma, you can revoke it by (1) executing and delivering the enclosed BLUE proxy card, voting via the Internet using the Internet address on the enclosed BLUE proxy card or voting by telephone using the toll-free number on the enclosed BLUE proxy card or (2) voting electronically at the Annual Meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

What should I do if I receive a proxy card or other proxy materials from Zuma?

As noted above, Presidio has informed Zuma that the Purported Nominating Notice has been rejected by the Board due to its failure to comply with the Presidio Bylaws. In light of our Board’s rejection of the Purported Nominating Notice, there will not be a contested election of directors at the Annual Meeting, any director nominations made by Zuma at the Annual Meeting will be disregarded, and no votes with respect to its purported nominees will be recognized or tabulated at the Annual Meeting. Nonetheless, stockholders are cautioned that they may still receive proxy solicitation materials from, or on behalf of, Zuma, including an opposition proxy statement and one or more proxy cards.

Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting. The Board strongly urges you not to sign or return any proxy card or voting instruction form sent to you by Zuma even if Zuma’s proxy card or voting instruction form provides an option to vote for the Board’s nominees.

If you have any questions or need assistance voting, please contact Morrow Sodali, Presidio’s proxy solicitor, at (800) 662-5200 or SQFT@investor.MorrowSodali.com.

What matters will be voted on at the Annual Meeting?

We are aware of four matters that stockholders may vote on at the Annual Meeting. The following items are each listed on the BLUE proxy card:

●	Proposal 1 - To elect as directors of the Company the two nominees named in this Proxy Statement, each to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

●	Proposal 2 - To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

●	Proposal 3 - To consider and vote upon an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board; and

●	Proposal 4 - To consider and vote upon an amendment to the Company’s charter to eliminate cumulative voting in the election of directors.

We will also transact such other matters as may properly come before the Annual Meeting.

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Could other matters be decided at the Annual Meeting?

The Board does not intend to present to the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies on the BLUE proxy card, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their discretion on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the BLUE proxy card:

●	“FOR ALL” two of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

●	“FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

●

“FOR” an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board (Proposal 3); and

●	“FOR” an amendment to the Company’s charter to eliminate cumulative voting in the election of directors. (Proposal 4).

All shares represented by validly executed BLUE proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the BLUE proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED NOMINEES LISTED ON THE ENCLOSED BLUE PROXY CARD. If you indicate on your BLUE proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating, and returning your BLUE proxy card or following the instructions on the enclosed BLUE proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the Annual Meeting.

Do I have to attend the Annual Meeting to vote?

No. If you want to have your vote count at the Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

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In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

How may I obtain a paper copy of the proxy materials?

To receive, free of charge, a separate paper copy of this Proxy Statement or Presidio’s 2023 Annual Report, stockholders may write or call our offices at the following address or telephone number:

Presidio Property Trust, Inc.

Attn: Investor Relations

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

760-471-8536

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on May 1, 2024 as the Record Date for the Annual Meeting to be held on [●], 2024. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

If your shares of common stock are registered directly in your name with Issuer Direct—Presidio’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of common stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of common stock in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

How many shares of common stock are entitled to vote at the Annual Meeting?

As of the close of business on May 1, 2024, the Record Date, there were approximately [●] shares of Series A Common Stock outstanding. No shares of Series C Common Stock have been issued. Each share of common stock entitles the holder thereof to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each other matter that is properly brought before the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of the shares of common stock entitled to vote at the Annual Meeting must be represented electronically (given the virtual nature of the Annual Meeting) or by proxy at the Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote per share.

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Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual Meeting. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?” in the Proxy Statement. If a quorum is not present, the chairman of the meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting to a date not more than 120 days after the original record date, without notice other than announcement at the meeting. The persons named as proxies will vote in favor of any such adjournment.

The NYSE rules applicable to brokers, banks, and other nominees that are NYSE members determine whether your broker, bank, or other nominee may vote your shares in its discretion even if it does not receive voting instructions from you. These rules apply even for companies that are, like Presidio, listed on the Nasdaq Stock Market LLC, since the rules apply to the banks, brokers, and other nominees that are NYSE members. Because Presidio has rejected the Zuma Purported Notice of Nominations for not complying with the Presidio Bylaws, there will not be a contested election of directors at the Annual Meeting. Accordingly, Presidio believes that, regardless of whether Zuma delivers its proxy materials to your broker, bank, or other nominee on your behalf, brokers, banks, and other nominees should have discretionary voting at the Annual Meeting with respect to Presidio’s proposal for the ratification of the appointment of Baker Tilly US, LLP, as Presidio’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2).

Should a broker, bank, or other nominee exercise its discretionary authority to vote your shares of common stock with respect to Proposal 2 in the absence of instructions from you, such uninstructed shares will be counted for purposes of determining whether a quorum exists at the Annual Meeting. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

A properly executed and valid proxy marked “withhold” with respect to the election of one or more of Presidio’s director nominees will also be counted as present for purposes of determining if there is a quorum present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is present.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Voting for the election of directors in Proposal 1 will be cumulative if, prior to commencement of the voting, a stockholder gives us notice of his or her intention to cumulate votes. If any stockholder gives such a notice, then every stockholder will be entitled to such rights, in which case, you may cumulate your total votes and cast all of your votes for any one or a combination of director nominees. In cumulative voting, your total votes equal the number of director nominees multiplied by the number of shares of common stock that you are entitled to vote. In the event that a quorum is not present and the meeting is not convened, each of the Company’s current Class I directors, David T. Bruen and Steve Hightower, will remain in office and continue to serve until their successors are duly elected and qualify. You may vote FOR or WITHHOLD your vote from any one or more of the nominees. In the event of cumulative voting, the two nominees for the Board who receive the most votes will be elected. If no stockholder provides notice of an intention to cumulate votes in the election of directors, directors will be elected by a plurality of all the votes cast at a meeting in which directors are being elected. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors.

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Proposal 2 – Ratification of the Appointment of Baker Tilly US, LLP. The affirmative vote of a majority of the votes cast is required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain Baker Tilly US, LLP as Presidio’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of Presidio.

Proposal 3 – Amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of Directors. The affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter is required to approve an amendment to our charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of Directors.

Proposal 4 - Amendment to the Company’s charter to eliminate cumulative voting in the election of directors. The affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter is required to approve an amendment to our charter to eliminate cumulative voting in the election of directors.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes.

Proposal 1 – Election of Directors. In the event of cumulative voting or if votes are not cumulated for the election of directors, abstentions, and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted with respect to Proposal 1, and broker non-votes will have no effect on the outcome of Proposal 1.

Proposal 2 – Ratification of the Appointment of Baker Tilly US, LLP. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes, if any, will also have no effect on the outcome of Proposal 2 although they will be considered present for the purpose of determining the presence of a quorum. Since Presidio rejected the Zuma Purported Notice of Nominations, there will not be a contested election of directors at the Annual Meeting. Accordingly, Presidio believes that your broker, bank, or other nominee should have discretionary authority at the Annual Meeting to vote your shares of common stock with respect to Proposal 2 without voting instructions from you and, accordingly, we do not currently expect that broker non-votes will be applicable to Proposal 2. Presidio believes this to be the case regardless of whether Zuma delivers its proxy materials to your broker, bank, or other nominee on your behalf. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, it is possible that such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

Proposal 3 – Amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of Directors. Abstentions and broker non-votes, if any, will have the same effect as votes against Proposal 3, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 4 - Amendment to the Company’s charter to eliminate cumulative voting in the election of directors. Abstentions and broker non-votes, if any, will have the same effect as votes against Proposal 4, although they will be considered present for the purpose of determining the presence of a quorum.

Given our belief that, since there will not be a contested election of directors at the Annual Meeting, brokers, banks, and other nominees should be able to exercise discretionary authority to vote your uninstructed shares of common stock with respect to Proposal 2, regardless of whether Zuma delivers its proxy materials to your broker, bank, or other nominee, then, other than Proposal 2, we expect that there will be broker non-votes with respect to each of other proposals described in this Proxy Statement.

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Unmarked BLUE Proxy Cards. If you sign and return a BLUE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies on the BLUE proxy card will vote your shares in accordance with the recommendation of the Board on the four (4) proposals described in the Proxy Statement. Accordingly, if no direction is made, an unmarked but signed BLUE proxy card will be voted:

●	“FOR ALL” of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

●	“FOR” the approval of an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of the Company (Proposal 3); and

●	“FOR” the approval of an amendment to the Company’s charter to eliminate cumulative voting in the election of directors (Proposal 4).

If any other matters properly come before the Annual Meeting, the individuals named as proxies on the BLUE proxy card, or their duly constituted substitutes or re-substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their discretion on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

What if my shares of common stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker, bank, or other nominee so that your vote can be counted. If you hold your shares of common stock in the name of your broker, bank, or other nominee and wish to vote at the Annual Meeting, you must contact your broker, bank, or other nominee and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. A “broker non-vote” occurs when there are both routine and non-routine matters on the proxy card, and the broker marks a vote on the routine matter (either as instructed by the client or, if not instructed, in the broker’s discretion) and crosses out those non-routine matters on which it has no voting authority without the client’s instruction.

Each of Proposal 1, Proposal 3, and Proposal 4 included in the Proxy Statement is generally considered a non-routine matter, and therefore brokers, banks, and other nominees will not have authority to vote your shares of common stock on these proposals if you do not provide them with specific voting instructions.

As discussed above, given that there will not be a contested election of directors at the Annual Meeting, Presidio believes that the approval of the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm (Proposal 2) should be considered a “routine” matter. As such, we believe your broker, bank, or other nominee should have discretionary authority to vote your shares of common stock with respect to Proposal 2 without voting instructions from you. Presidio believes this to be the case regardless of whether Zuma delivers its proxy materials to your broker, bank, or other nominee on your behalf. Accordingly, we do not currently expect that broker non-votes will be applicable to Proposal 2. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, it is possible that such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

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Where will I be able to find voting results of the Annual Meeting?

Voting results will be tallied by the inspector of election. A representative from [●] will count the votes and serve as the independent inspector of election for the Annual Meeting. Presidio will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting and will report the final results as soon as practicable following certification by the inspector of election.

How can I vote my shares of common stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of common stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone:

Vote by dialing the number on the BLUE proxy card or BLUE voting instruction form and following the easy voice prompts.

By Internet;

Follow the instructions included on the BLUE proxy card or BLUE voting instruction form.

At the Virtual Annual Meeting:

Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

By Mail

If you request printed copies of the proxy materials by mail, you will receive a BLUE proxy card and you may vote the proxy by filling out the BLUE proxy card and returning it in the enclosed postage-paid envelope.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the BLUE proxy card TODAY by Internet or mail to ensure that your votes are counted at the Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your BLUE proxy card or BLUE voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of common stock.

Certain of our stockholders hold their shares in more than one account and may receive separate BLUE proxy cards or BLUE voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every BLUE proxy card or BLUE voting instruction form you receive.

Despite the Board’s rejection of Zuma’s Purported Nominating Notice, stockholders are cautioned that they may still receive solicitation materials from Zuma. Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting.

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If you do receive any materials other than from Presidio, our Board urges you NOT to sign or return any proxy card sent to you by Zuma even if Zuma’s proxy card provides an option to vote for the Board’s nominees. OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL” OF PRESIDIO’S NOMINEES (DAVID T. BRUEN AND STEVE HIGHTOWER) ONLY ON THE BLUE PROXY CARD, TO DISREGARD ANY MATERIALS SENT TO THEM BY OR ON BEHALF OF ZUMA, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO THEM BY OR ON BEHALF OF ZUMA.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the Annual Meeting by:

●	Voting again via the Internet or by telephone at a later time (but prior to [●], 2024) ;

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date (but prior to [●], 2024);

●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123; or

●	Voting electronically at the Annual Meeting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Annual Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

If you have previously signed any proxy card sent to you by Zuma in respect of the Annual Meeting, you can revoke it by signing, dating, and returning the enclosed BLUE proxy card or by following the instructions provided in the BLUE proxy card for submitting a proxy to vote your shares over the Internet or voting electronically at the Annual Meeting.

How will my proxy be voted?

If you complete, sign, date, and return your BLUE proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your BLUE proxy card(s) but do not indicate how you want to vote, your shares of common stock will be voted as our Board unanimously recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your BLUE proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of common stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and NYSE rules. Please see “What if my shares of common stock are held in “street name” by my broker?” above.

If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by Zuma, you may change your vote by completing, signing, dating, and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the BLUE proxy card or BLUE voting instruction form.

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Who may attend the Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their proxy holders, and invited guests of Presidio. Access to the Annual Meeting may be granted to others at the discretion of Presidio and the chair of the Annual Meeting. To attend the Annual Meeting, you must pre-register at www.[●] by [●], Pacific Time on [●], 2024.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed BLUE voting instruction form or BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Presidio or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who is paying the costs of the proxy solicitation?

Presidio will bear the cost of the proxy solicitation by it and our Board, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of common stock. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

How will proxies be solicited?

The solicitation of proxies may occur by mail, facsimile, telephone, email, internet, including social media platforms, text messages, other electronic means, personal contact, and by advertisements. Our directors, officers, and regular employees (at no additional compensation) may participate in the solicitation of proxies from stockholders. Morrow Sodali, a proxy solicitation firm, has been retained by the Board to assist it in soliciting proxies. For additional information regarding how proxies will be solicited, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact Morrow Sodali, our proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: SQFT@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held at [●], Pacific Time on [●], 2024.

The Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying BLUE proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at

https://www.presidiopt.com

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BACKGROUND OF THE SOLICITATION

The following is a chronology of the material contacts and events, including those relating to the Company’s engagement with Zuma, leading up to the filing of this Proxy Statement :

●	On August 24, 2023, Brent Morrison, the managing member of Zuma, sent a letter to the Board indicating concerns with, among other things, the Company’s strategic direction, financial performance, related party transactions, and public disclosures.

●	In September 2023, two members of the Board, Jennifer Barnes and James R. Durfey, and certain of the Company’s executives, including Jack K. Heilbron, the Company’s Chairman of the Board, Chief Executive Officer, and President, and Ed Bentzen, the Company’s Chief Financial Officer, had email correspondence and phone calls with Mr. Morrison about the Company’s strategy and financial performance.

●	On October 3, 2023, Mr. Morrison sent a second letter to the Board reiterating the matters raised in the August 24, 2023 letter.

●	In October 2023, the independent members of the Board reviewed the matters raised in Mr. Morrison’s letters and determined that there was no evidence whatsoever of inappropriate actions on the part of the Company or any member of management or any failure to make proper and legally compliant public disclosures with respect to any of the matters raised by Mr. Morrison in his correspondence to the Board.

●	On October 12, 2023, Mr. Durfey sent a letter to Mr. Morrison on behalf of the Board setting forth the Board’s determination described above. Mr. Morrison texted back requesting more information.

●	On November 15, 2023, Mr. Morrison sent an email to Mr. Heilbron requesting a discussion of the Company’s financial results for the third fiscal quarter of 2023. Messrs. Heilbron and Bentzen later spoke with Mr. Morrison on the phone regarding such financial results, and Mr. Morrison thereafter sent an email to Messrs. Heilbron and Bentzen requesting additional information.

●	On November 21, 2023, Mr. Morrison emailed the Company. In his email, Mr. Morrison made some suggestions for enhancing the Company’s public disclosures. Mr. Morrison expressed his concern that Company may not have disclosed one of its subsidiaries in its SEC filings. The Company determined that it had properly disclosed such subsidiary in its SEC filings.

●	On December 6, 2023, the Company’s counsel sent a cease-and-desist letter to Mr. Morrison. In its letter, the Company’s counsel expressed the Company’s concern with various aspects of Mr. Morrison’s communications with the Company’s current and former employees and Board members.

●	On December 19, 2023, Zuma delivered to Presidio the Purported Nominating Notice notifying the Company of its intent to nominate the following five (5) persons for election to the six-person Board: Reuben Berman, Stefani Carter, Vito Garfi, Brent Morrison, and Elena Piliptchak, and thereby seek control of the Board.

●	On December 28, 2023, Zuma filed with the SEC an initial Schedule 13D (the “Zuma Schedule 13D”) with the SEC with respect to the Company and included as the Reporting Persons therein Mr. Berman, Ms. Carter, Mr. Garfi, Mr. Morrison, and Ms. Piliptchak and various related entities (collectively the “Zuma Group”). The Zuma Schedule 13D disclosed that, on December 19, 2023, Zuma had delivered the Purported Nominating Notice to the Company. The Zuma Schedule 13D also disclosed that, as of December 19, 2023, the Zuma Group collectively beneficially owned in the aggregate 872,065 shares of common stock, including 105,912 shares of common stock underlying warrants, constituting approximately 6.6% of the common stock outstanding.

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●	On January 4, 2024, Zuma delivered to the Company its first supplement to the Purported Nominating Notice.

●	On January 23, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On January 25, 2024, Zuma delivered to the Company its second supplement to the Purported Nominating Notice.

●	Also on January 25, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On February 1, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On February 23, 2024, Zuma delivered to the Company its third supplement to the Purported Nominating Notice.

●	On February 15, 2024 Zuma sent a letter to the Board criticizing, among other things, the Company’s business strategy and corporate governance.

●	On March 13, 2024, Zuma issued a press release and letter to the Company’s stockholders disclosing its intent to nominate five director candidates for election at the Annual Meeting.

●	On March 15, 2024, the Board approved a resolution to classify the Board pursuant to Section 3-803 of the Maryland General Corporation Law (“MGCL”) into three classes with directors serving three-year terms. Section 3-803 of the MGCL requires the Board, before the next annual meeting of stockholders, to designate by resolution, from among its members, directors to serve as Class I directors, Class II directors and Class III directors. The term of the Class I directors shall last until the annual meeting of stockholders held in 2024 and until their successors are elected and qualified. The term of the Class II directors shall last until the annual meeting of stockholders held in 2025 and until their successors are elected and qualified. The term of the Class III directors shall last until the annual meeting of stockholders held in 2026 and until their successors are elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified. Pursuant to this election, the Board, by resolution, designated David T. Bruen and Steve Hightower to serve in Class I, Jennifer Barnes and Tracie Hager to serve in Class II, and Jack K. Heilbron and James R. Durfey to serve in Class III.

●	Also on March 15, 2024, Zuma delivered to the Company its fourth supplement to the Purported Nominating Notice.

●	On March 18, 2024, the Company filed Articles Supplementary effecting the Company’s election to be subject to Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland.

●	On March 22, 2024, the Company filed a Form 8-K with the SEC disclosing its election to be subject to Section 3-803 of the MGCL and the names of each of the Class I, Class II, and Class III directors.

●	On March 28, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

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●	On April 2, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On April 5, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On April 10, 2024, the Board determined, in consultation with its legal advisors, that Zuma had failed to comply with the Presidio Bylaws in connection with the submission of the Purported Nominating Notice, and, accordingly, (i) the Purported Nominating Notice is non-compliant and was rejected, and (ii) pursuant to the Presidio Bylaws, none of Zuma’s purported nominees are eligible for election at the Annual Meeting, and any attempt by Zuma at the Annual Meeting to nominate individuals for election to the Board would be disregarded.

●	On April 11, 2024, the Company wrote to Zuma with respect to the Purported Nominating Notice, informing Zuma of the Board’s April 10, 2024 determination described above. Also on April 11, 2024, the Company filed a Form 8-K with the SEC disclosing delivery of this correspondence to Zuma.

●	Also on April 11, 2024, Mr. Morrison emailed Mr. Bentzen and Gary Katz, the Company’s Chief Investment Officer, and threatened to publicly disclose information that Mr. Morrison claimed would adversely affect Mr. Heilbron. Mr. Morrison also warned Messrs. Bentzen and Katz that their reputations and careers were at risk.

●	On April 12, 2024, the Company, pursuant to the notice requirements of Rule 14a- l9(d) of the Exchange Act, notified Zuma that the Board had nominated David T. Bruen and Steve Hightower for election to the Board at the Annual Meeting.

●	On April 14, 2024, Zuma delivered a letter (the “April 14 Zuma Letter”) to the Company where it disputed the Company’s rejection of the Purported Nominating Notice. In the April 14 Zuma Letter, Zuma withdrew the nomination of Reuben Berman, Vito Garfi and Stefani Carter for election to the Board at the Annual Meeting and, notwithstanding the rejection of the Purported Nominating Notice, Zuma disclosed its intention to solicit proxies to elect Brent Morrison and Elena Piliptchak to the Board at the Annual Meeting.

●	On April 15, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On April 16, 2024, Zuma filed Amendment No. 3 to the Zuma Schedule 13D disclosing, among things, that, in connection with Zuma’s withdrawal of the nominations of Reuben Berman, Vito Garfi, and Stefani Carter as nominees for election to the Board at the Annual Meeting, Messrs. Berman and Garfi and Ms. Carter ceased to be members of the Zuma Group. Additionally, Zuma disclosed that the current members of the Zuma Group collectively beneficially owned in the aggregate 491,192 shares of the common stock, including 105,912 shares of common stock underlying warrants, constituting approximately 3.7% of the common stock outstanding.

●	Also on April 16, 2024, the Company and Zuma, through their respective advisors, continued to engage regarding possible frameworks for avoiding a proxy contest at the Annual Meeting.

●	On April 17, 2024, the Company and Zuma, through their respective advisors, engaged regarding a possible framework for avoiding a proxy contest at the Annual Meeting.

●	On April 19, 2024, the Company filed with the SEC the preliminary form of this Proxy Statement and the preliminary form of Proxy Card.

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Presidio Bylaws and as fixed by our Board of Directors, the number of members of the Board is currently set at six directors.

On March 18, 2024, the Company filed Articles Supplementary (“Articles Supplementary”) relating to the Company’s election to be subject to Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary classified the Board into three classes with directors serving three-year terms, with such classes designated Class I, Class II, and Class III. The term of the Class I directors shall last until the Annual Meeting and until their successors are elected and qualified. The term of the Class II directors shall last until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified. The term of the Class III directors shall last until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified. The Class I directors consist of David T. Bruen and Steve Hightower, the Class II directors consist of Jennifer A. Barnes and Tracie Hager, and the Class III directors consist of Jack K. Heilbron and James R. Durfey.

At the Annual Meeting, you will be asked to elect two (2) directors to the Board who are classified into Class I. The following current directors have been nominated for re-election at the Annual Meeting as Class I directors: David T. Bruen and Steve Hightower. Each of the nominees recommended by the Board has consented to serving as nominees for election to the Board, to being named in this Proxy Statement, and to serving as members of the Board if re-elected at the Annual Meeting. As of the date of this Proxy Statement, the Company has no reason to believe that any of the Board’s nominees will be unable or unwilling to serve if elected as a director. However, if for any reason any of the Board’s nominees become unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

For your review and consideration, a biography of each nominee for director is contained in this Proxy Statement under the section titled “Director Nominee Biographies.” Each Class I director nominee set forth in this Proxy Statement and elected at the Annual Meeting will serve until the 2027 Annual Meeting of Stockholders and until such individual’s successor is duly elected and qualified.

Unless otherwise specified, if you sign and return the enclosed BLUE proxy card, it will be voted “FOR ALL” of our Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified: David T. Bruen and Steve Hightower.

DIRECTOR NOMINEES

Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. The following table provides summary information about the Board’s director nominees standing for election at the Annual Meeting, each of whom is currently a member of the Board. Detailed information about each director nominee’s background, skill set, and areas of experience can be found beginning on page 17 of this Proxy Statement.

Set forth below are the names of the individuals nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years.

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The table below provides the skills and qualifications of each director nominee. The director qualifications currently focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board in conjunction with the director qualification standards and selection criteria outlined by the Company’s Corporate Governance Guidelines. In reviewing and considering potential nominees for the Board, the Nominating and Corporate Governance Committee reviewed the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience as a board member of a publicly held company, the candidate’s professional and academic experience relevant to the Company’s industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, as well as the candidate’s geographic background, gender, age and ethnicity. The Nominating and Corporate Governance Committee and the Board have concluded that each of the nominees for election to the Board should serve as a member of the Board at the time of filing the Proxy Statement.

	David T. Bruen	Steve Hightower
Financial and Accounting expertise	X
Multi-industry/Corporate Management experience	X	X
Real Estate experience	X	X
Human Resources and Compensation Practices experience
Director, officer or former officer of public company
Officer or former officer of emerging company
Community Involvement	X	X
Personal and Professional Integrity, Ethics and Values	X	X

DIRECTOR NOMINEE BIOGRAPHIES

Name (Age)

David T. Bruen (79)

Mr. Bruen has served as our Lead Independent Director since May 2020 and Chair of our Audit Committee until January 2023. Mr. Bruen joined our Board of Directors in 2008 and has served as a member of the Audit Committee since 2010. Mr. Bruen retired in 2008 from San Diego National Bank after six years as a senior commercial lending officer. During the previous 17 years, Mr. Bruen was in commercial lending for mid-size businesses in San Diego County for First Interstate Bank, Wells Fargo Bank, Mellon 1st Business Bank, and San Diego National Bank. He is a Life Member of the Holiday Bowl Committee and has been a member of the Presidents Association for Palomar College, Financial Executives International, the San Diego MIT Enterprise Forum, and the Association for Corporate Growth. Mr. Bruen is a graduate of San Diego State University and has an M.B.A. from the University of Southern California. Based on his experience with banks, his educational background, and his achievements in the community, the Nominating and Corporate Governance Committee determined that Mr. Bruen is qualified to serve on the Board of Directors.

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Steve Hightower (56)

Mr. Hightower currently serves as the President of the Company’s Model Home division since December 2021 and served as the Vice President of our subsidiary NetREIT Advisors, LLC from March 2010 through December 2021. He is responsible for overseeing the Company’s model home division including acquisitions, resales, and management of its residential real estate portfolio. Prior to joining the Company, Mr. Hightower held the position of Executive Vice President of Dubose Model Homes, USA, a model home real estate investment company, where he was responsible for its model home assets, including property acquisitions, divestment, as well as builder and banking relations. He has over 26 years of experience in real estate specializing in model home related transactions. Prior to joining Dubose Model Homes in 1996, he held various positions within Exxon Company USA. Mr. Hightower holds a B.A degree in Business Administration from Texas State University. Based on his perspective and experience he brings as a key executive, the Nominating and Corporate Governance Committee determined that Mr. Hightower is qualified to serve on the Board of Directors.

OTHER DIRECTOR BIOGRAPHIES

Name (Age)

Jennifer A. Barnes (44)

Mrs. Barnes has served as a director and as a member of the Audit Committee since February 2020. In January 2023, she was named Chair of the Audit Committee. Mrs. Barnes served on the Nominating and Corporate Governance Committee from December 2020 through March 2023. Mrs. Barnes currently serves as CEO of Optima Office, Inc., an accounting and HR services company that she founded in October 2018. From September 2012 to September 2018, she served as CEO of Pro Back Office, LLC, a company that she co-founded. Mrs. Barnes has also held a number of Controller and Director of Accounting positions at privately held for-profit and non-profit companies. She currently serves on the boards of the San Diego Chapter of Junior Achievement, the Better Business Bureau of the Pacific Southwest as the Treasurer of the Foundation Board and is also the Treasurer for Tech Coast Angels. Mrs. Barnes received a Bachelor of Science in Finance and Marketing from the University of Arizona and an Executive MBA from San Diego State University. She also completed the Becker CPA courses. Based on her extensive experience in accounting and personnel matters, the Nominating and Corporate Governance Committee determined that Mrs. Barnes is qualified to serve on the Board of Directors.

James R. Durfey (73)

Mr. Durfey has served as a director, as a member of the Compensation Committee, and as a member of the Nominating and Corporate Governance Committee since December 2019. Effective December 31, 2020, Mr. Durfey was appointed to serve as Chair of the Nominating and Corporate Governance Committee. In March 2023, Mr. Durfey was appointed to serve as Chair of the Compensation Committee and as member of the Nominating and Corporate Governance Committee. Mr. Durfey retired in 2017 from American Assets Trust, Inc. (NYSE: AAT), a publicly traded REIT, where he served as Vice President, Office Properties, since 2004. During his tenure at AAT, Mr. Durfey supervised property management and leasing of Class A office buildings, assisted in the acquisition and/or development of office buildings, and worked with AAT’s board in developing corporate investment strategies. From 1996 to 2004, Mr. Durfey was Vice President of Trammell Crow Company and General Manager of the Century Plaza Towers and the ABC Entertainment Center. From 1980 to 1996, Mr. Durfey held various senior roles at Homart Development Company, which was the commercial real estate subsidiary of Sears, Roebuck and Company. Mr. Durfey received his Bachelor of Science degree in Business Management from Indiana University and is a licensed real estate broker in California. Based on his extensive experience in various facets of commercial real estate and with a publicly traded REIT, the Nominating and Corporate Governance Committee determined that Mr. Durfey is qualified to serve on the Board of Directors.

Jack K. Heilbron (73)

Mr. Heilbron has served as a director and our Chief Executive Officer and President since our inception. Mr. Heilbron also has served as Chairman, CEO and President of NetREIT Dubose Model Home REIT, Inc. (“NetREIT Dubose”) since its inception, and has served as CEO, President and/or Managing Member of NetREIT Advisors, LLC, Dubose Advisors, LLC and NTR Property Management, Inc. since their inceptions, all of which are Company affiliated entities. He has also served as Chief Executive Officer and Chairman of Murphy Canyon Acquisition Corp. from October 2021 through September 2023. Mr. Heilbron was a founding officer, director, and stockholder of the former CI Holding Group, Inc. and of its subsidiary corporations (Centurion Counsel, Inc., Bishop Crown Investment Research Inc., PIM Financial Securities Inc., Centurion Institutional Services Inc. and CHG Properties, Inc.) and currently serves as Chairman and CEO of Centurion Counsel, Inc., a licensed investment advisor. He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from 2001 until 2005. From 1994 until its dissolution in 1999, Mr. Heilbron served as the Chairman and/or director of Clover Income and Growth REIT. Mr. Heilbron graduated with a B.S. degree in Business Administration from California Polytechnic College, San Luis Obispo, California. Based on his experience as a director and his experience with other REITs, the Nominating and Corporate Governance Committee determined that Mr. Heilbron is qualified to serve on the Board of Directors.

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Tracie Hager (62)

Ms. Hager has served as a director, as a member of the Compensation Committee and Audit Committee and as the Chair of the Nominating and Corporate Governance Committee since March 2023. Ms. Hager has served as Vice President, asset management, at Innovative Industrial Properties, Inc. (NYSE: IIPR) since October 2020. She has almost 30 years of experience in commercial property management, having overseen management teams and properties across the United States and the United Kingdom. Until January 2020, Ms. Hager served as vice president of property management for BioMed Realty Trust, Inc. (formerly NYSE: BMR), a real estate investment trust (“REIT”) specializing in acquiring, leasing, developing and managing laboratory and office space for the life science industry, having joined BioMed Realty in 2010. Prior to her tenure at BioMed, Ms. Hager served in senior management positions at the Irvine Company, a privately held real estate development company, and Equity Office Properties Trust (formerly NYSE: EOP), a REIT that was one of the largest owners and managers of commercial office buildings in the United States. Ms. Hager holds the Real Property Administrator designation administered by the Building Owners and Managers Institute. Based on her industry and management experience, the Nominating and Corporate Governance Committee determined that Ms. Hager is qualified to serve on the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES SET FORTH ABOVE USING THE ENCLOSED BLUE PROXY CARD. Despite the Board’s rejection of Zuma’s Purported Nominating Notice, stockholders are cautioned that they may still receive solicitation materials from Zuma. Stockholders are strongly urged to disregard any proxy materials they receive from Zuma and are advised that no votes with respect to Zuma’s purported nominees will be recognized or tabulated at the Annual Meeting.

If you vote, or have already voted, using a proxy card or voting instruction form sent to you by Zuma, you have every right to change your vote and we urge you to revoke that proxy by voting “FOR ALL” two of our Board’s nominees by submitting the enclosed BLUE proxy card. Only your latest dated vote will be counted.

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CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Policy Governing Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or one or more members of the Board, including our Lead Independent Director, or the non-management directors as a group, by sending an email to Investor Relations, Lowell Hartkorn, at Lhartkorn@presidiopt.com or in writing in care of the Secretary of Presidio Property Trust, Inc., at our principal executive office, 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. All appropriate correspondence will be promptly forwarded by the Secretary, to the director or directors for whom it is intended.

Corporate Governance Guidelines

The Company is committed to sound and effective corporate governance practices that promote long-term shareholder value and foster strong independent leadership and management accountability. Our Board of Directors has adopted Corporate Governance Guidelines to serve as a flexible framework within which our Board of Directors and its committees operate. These guidelines cover a number of areas, including the size and composition of our Board of Directors, Board of Directors membership criteria and director qualifications, director responsibilities, Board of Directors agenda, roles of the Chairman of the Board of Directors and Chief Executive Officer, meetings of independent directors, committee responsibilities and assignments, Board of Directors member access to management and independent advisors, director compensation, director orientation and continuing education and management succession planning. Our Nominating and Corporate Governance Committee reviews our Corporate Governance Guidelines from time to time as it deems appropriate and, if necessary, recommends changes thereto to our Board of Directors.

More information regarding the Company’s corporate governance, including a copy of our Corporate Governance Guidelines, is available in the “Investor — Corporate Governance” section of our website, www.presidiopt.com. The information contained on or connected to the Company’s website is not incorporated by reference into and should not be considered part of this Proxy Statement.

Board Committees

The Board has adopted a charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board may, from time to time, establish certain other committees to facilitate the management of the Company. The committee charters and the Corporate Governance Guidelines are posted on the Company’s website at www.presidiopt.com and will be provided without charge upon request to the Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. The information contained on the Company’s website is not incorporated by reference into and does not form a part of this Proxy Statement. The table below indicates the members and chair of each Board committee as of April 18, 2024.

Director	Audit	Compensation	Nominating and Corporate Governance
Jennifer A. Barnes	Chair^
David T. Bruen	X^
James R. Durfey		Chair	X
Tracie Hager	X	X	Chair

^ Financial expert

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Board Independence

Our Board has determined that each of our current directors and nominees, except for Jack K. Heilbron and Steve Hightower, has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is “independent” within the meaning of the listing standards of Nasdaq (“Nasdaq Rules”) and our director independence standards. The Board of Directors established and employed the following categorical standards (which are at least as restrictive as “independent” standards of the Nasdaq Rules) in determining whether a relationship is material and thus would disqualify such director from being independent:

■	The director is, or has been within the last three years, our employee or an employee of any of our subsidiaries;

■	An immediate family member of the director is, or has been within the last three years, our executive officer or an executive officer of any of our subsidiaries;

■	The director (or an immediate family member of the director) received during any 12-month period within the last three years, more than $120,000 in direct compensation from us and/or any of our subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

■	The director was affiliated with or employed within the last three years by our present or former external auditor or an immediate family member of the director was affiliated with or employed in a professional capacity by our present or former external auditor and worked on our audit within the last three years;

■	The director (or an immediate family member of the director) is, or has been within the last three years, employed as an executive officer of another company where any of our executives serve or served on that company’s compensation committee;

■	The director, or an immediate family member of the director, is currently a controlling stockholder, partner or executive officer of another company that made payments to, or received payments from us or any of our subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues; or

■	The director (or an immediate family member of the director) was, within the last three years, an officer, director or trustee of a charitable organization where our (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization exceeded the greater of $200,000 or 5% of that organization’s consolidated gross revenues.

An “affiliate” includes any person beneficially owning in excess of 10% of the voting power of, or a general partner or managing member of, a company.

Meetings and Attendance

The Board met five (5) times during 2023 and the various committees of the Board met a total of six (6) times. For the 2023 fiscal year, all directors attended at least 100% of the total number of meetings of the Board and of the committees of the Board on which the director served during the year. Although the Company has no policy with regard to Board members’ attendance at the Company’s Annual Meeting, the Company expects all Board members to attend any meeting of stockholders at which stockholders are anticipated by the Company to be present. Since very few stockholders attend annual meetings, no independent director attended the 2023 Annual Meeting. To ensure free and open discussion among the independent directors of the Board, if necessary, the independent directors may meet prior to or after Board meetings, but in no event fewer than two times per year.

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Diversity

Our Nominating and Corporate Governance Committee recognizes the benefits associated with, and strives to create, diversity on the Board of Directors as a whole when identifying and selecting nominees. Although our Nominating and Corporate Governance Committee does not have a specific policy with respect to board diversity, the Nominating and Corporate Governance Committee utilizes a broad conception of diversity and will consider the candidate’s geographic background, gender, age and ethnicity. These and the additional factors such as a candidate’s experience in corporate management, including serving as an officer or former officer of a publicly held company, the candidate’s experience as a board member of a publicly held company, the candidate’s professional and academic experience relevant to the Company’s industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, and others are considered useful by our Nominating and Corporate Governance Committee and are reviewed in terms of assessing the needs of our Board at any particular point in time. Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company’s business and affairs. Typically, on an annual basis, as part of our Board of Directors’ self-evaluation, each director assesses whether the overall mix of our Board members is appropriate for our Company.

Board Diversity Matrix (As of March 31, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American	1
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2*	3
Two or More Races or Ethnicities	1	1
LGBTQ+	-
Catholic	1
Military Veteran	1
Did Not Disclose Demographic Background	-

*Of the Company’s two female directors, one is both White and Native American.

Board Leadership Structure and Role in Risk Oversight

The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director, is in the best interests of the Company because it provides the appropriate balance between strategic development and independent oversight of management.

The Company believes the chosen leadership structure is the most appropriate for its size and business. Since our inception, Jack K. Heilbron has served as both Chairman of the Board and Chief Executive Officer. The Company has a Lead Independent Director, David T. Bruen. As Lead Independent Director, Mr. Bruen presides over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors, reviews Board meeting schedules and agendas in collaboration with the Chairman of the Board and acts as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. The Lead Independent Director also monitors and addresses any compliance issues, improprieties, or ethical considerations, including anonymous submissions by Company employees that by their nature cannot be brought to management.

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Code of Ethics and Conduct

The Board has adopted a Code of Ethics and Conduct (“Ethics Code”) that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. The Ethics Code, which was last revised on December 6, 2019, is posted under the Investor / Corporate Governance section of our website at www. presidiopt.com. To the extent required by applicable SEC rules, we intend to post any future amendments to or waivers from the Ethics Code promptly following the date of such amendment or waiver on our website at www. presidiopt.com.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

In 2023, the Nominating and Corporate Governance Committee was comprised of Ms. Hager (Chair) and Mr. Durfey, each of whom was or is “independent” within the meaning of the Nasdaq Rules and our director independence standards.

The Nominating and Corporate Governance Committee met one (1) time during 2023. The Nominating and Corporate Governance Committee’s principal responsibilities include:

■	Reviewing the purpose, structure and membership of the committees of the Board of Directors;
■	Reviewing the succession planning for our executive management;
■	Assisting the Board in developing and implementing our Corporate Governance Guidelines;
■	Considering questions of possible conflicts of interest of the Board, as such questions arise;
■	Determining the size, needs and composition of the Board and its committees;
■	Monitoring a process to evaluate and assess the effectiveness of the Board; and
■	Recommending nominees to the full Board.

The Nominating and Corporate Governance Committee operates pursuant to a written charter available on the Company’s website at https://presidiopt.com/corporate-governance/.

Ms. Hager was recommended to the Nominating and Corporate Governance Committee for consideration as a director candidate by Mr. Durfey.

Stockholder Recommendations of Director Candidates

The Nominating and Corporate Governance Committee’s policy is to consider director candidates properly recommended by stockholders. The stockholder must submit a resume of the candidate and an explanation of the reasons why such stockholder believes the candidate is qualified for service on the Board and how the candidate satisfies the Board criteria noted above. The stockholder must also provide such other information about the candidate as would be required by the rules of the SEC to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate to serve as a director if elected and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of ownership of the Company’s shares of stock. All communications are to be directed to the Chair of the Nominating and Corporate Governance Committee, c/o Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. Properly submitted stockholder recommendations of director candidates will be evaluated by the Nominating and Corporate Governance Committee using the same criteria used to evaluate other director candidates.

COMPENSATION COMMITTEE

In 2023, the Compensation Committee was comprised of Mr. Durfey (Chair) and Ms. Hager, each of whom is “independent” within the meaning of the Nasdaq Rules and our director independence standards. The Compensation Committee met one (1) time during 2023. The Compensation Committee’s principal responsibilities include:

■	reviewing and approving the corporate goals and objectives with respect to the compensation of our Chief Executive Officer (“CEO”) and evaluating our CEO’s performance in light of these goals and objectives and, based upon this evaluation (either alone or, if directed by the Board of Directors, in conjunction with a majority of the independent directors on the Board), setting our CEO’s compensation (our CEO may not be present during voting deliberations on his compensation);

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■	reviewing and setting or recommending to the Board the compensation of our named executive officers other than the CEO;

■	reviewing and providing oversight of our compensation philosophy and composition of our peer company community used for market comparisons;

■	reviewing and approving or recommending to the Board our incentive compensation and equity-based plans and arrangements;

■	performing a periodic evaluation of the Compensation Committee’s performance in fulfilling its duties and responsibilities under the Compensation Committee charter;

■	reviewing and recommending to the Board the compensation of our non-employee directors;

■	to the extent that we are required to include a Compensation Discussion and Analysis (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, reviewing and discussing with management our CD&A and considering whether to recommend to our Board that our CD&A be included in the appropriate filing;

■	preparing the annual Compensation Committee Report;

■	reporting regularly to the Board regarding the activities of the Compensation Committee; and

■	annually reviewing and reassessing our Compensation Committee charter and submitting any recommended changes to the Board for its approval.

The Compensation Committee operates pursuant to a written charter available on the Company’s website at https://presidiopt.com/corporate-governance/.

The Compensation Committee may also delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and/or delegate the authority to grant stock or other equity rights to one or more officers of our Company in a manner that is in accordance with applicable law.

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EXECUTIVE COMPENSATION

Overview of Compensation Program

The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid is fair, reasonable, and competitive. The following narrative explains our compensation philosophy, objectives, policies, and practices with respect to our named executive officers, as determined in accordance with applicable SEC rules. The Compensation Committee does not utilize compensation consultants for executive or director compensation.

Compensation Objectives, Philosophy and Risk Assessment

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and that aligns executives’ interests with those of the stockholders by rewarding performance above established goals with the ultimate objective of improving stockholder value. Together with the Chief Executive Officer, the Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions with superior ability, experience and leadership capability and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes that executive compensation packages provided to our employees, including our named executive officers, should include both cash and share-based compensation that rewards performance measured against established goals.

The Compensation Committee believes that measures such as growth in assets and number of properties, rental income, funds from operations (“FFO”) and core funds from operations (“Core FFO”) play an important part in setting compensation; however, the Compensation Committee also recognizes that often outside forces beyond the control of management, such as economic conditions, capital market conditions, changing retail and real estate markets, and other factors, may contribute to less favorable near-term results. We calculate FFO, as defined by the National Association of REITs, as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. We calculate Core FFO by using FFO and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and amortization of stock-based compensation. FFO and Core FFO are non-GAAP measures. The Compensation Committee also strives to assess whether management is making appropriate strategic decisions that will allow us to succeed over the long term and build long-term stockholder value. These may include ensuring that we have the appropriate leasing and acquisition pipelines to ensure a future stream of recurring and increasing revenues, assessing our risks associated with real estate markets and tenant credit, managing our debt maturities, and determining whether our staffing and general and administrative expense is appropriate given our projected operating requirements.

We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. In establishing and reviewing our compensation program, the Compensation Committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. In addition, the annual bonus program appropriately balances risk and the desire to focus on goals important to our success without putting undue emphasis on any particular performance measure or encouraging unnecessary or excessive risk taking. Furthermore, a significant portion of the compensation provided to our named executive officers may be in the form of equity awards that are important to help further align executives’ interests with those of our stockholders. These awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to the value of our stock, and grants are subject to vesting or retention schedules to help ensure that executives have significant value tied to our long-term stock performance.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company for each of the last two completed fiscal years. The following provides pay versus performance information pursuant to the scaled disclosure rules applicable to smaller reporting companies. In determining the “compensation actually paid” (“CAP”) to our named executive officers, or NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s calculation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in the SCT, as well as the adjusted amounts required to be reported in this section for the years ended December 31, 2023 and 2022. We determined Core FFO to be the most important financial performance measure used to link company performance to CAP to our PEOs and non-PEO named executive officers (“NEOs”) in 2023 and 2022.

Year	PEO Name	Total Compensation Per SCT	Less the amount reported in the SCT “Stock Awards” column	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Compensation Actually Paid to PEO

2023	Jack Heilbron	$698,221	(200,000)	-	(208,344)	-	(187,530)	$102,347

2022	Jack Heilbron	$922,814	(386,745)	69,702	(207,746)	100,093	(239,112)	$259,006

2021	Jack Heilbron	$773,635	(244,643)	180,094	(203,838)	-	(96,151)	$409,097

(1)	Our principal executive officer (“PEO”) for each of the years shown was Mr. Heilbron. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Heilbron for each corresponding year in the “Total” column of the SCT.
(2)	The non-PEO NEOs for the year ended December 31, 2023 were Mr. Sragovicz, Mr. Katz, and Mr. Hightower. The non-PEO NEOs for the years ended December 31, 2022 and 2021 were Mr. Sragovicz and Mr. Katz. The dollar amounts reported in this column are the amounts of total compensation reported for our non-PEO NEOs for each corresponding year in the “Total” column of the SCT.
(3)	The dollar amounts reported in these columns represent the amount of “compensation actually paid” to our PEO and our non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

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PEO Compensation Actually Paid

Year	PEO Name	Total Compensation Per SCT	Less the amount reported in the SCT “Stock Awards” column	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Compensation Actually Paid to PEO

2023	Jack Heilbron	$698,221	(200,000)	-	(208,344)	-	(187,530)	$102,347

2022	Jack Heilbron	$922,814	(386,745)	69,702	(207,746)	100,093	(239,112)	$259,006

2021	Jack Heilbron	$773,635	(244,643)	180,094	(203,838)	-	(96,151)	$409,097

NEO Compensation Actually Paid

Year	NEO Names	Total Compensation Per SCT	Less the amount reported in the SCT “Stock Awards” column	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Compensation Actually Paid to Non- PEO NEO

2023	Adam Sragovicz	$551,029	$(286,143)	$190,762	$(66,562)	$-	$(86,489)	$302,597
2023	Gary Katz	$684,343	$(286,143)	$190,762	$(66,562)	$-	$(86,489)	$435,912
2023	Steven Hightower	$343,544	$(31,397)	$20,932	$(23,637)	$60,057	$(13,119)	$356,380
	2022 Average	$526,305	$(201,228)	$134,152	$(52,254)	$20,019	$(62,032)	$364,963

2022	Adam Sragovicz	$669,702	$(273,661)	$49,322	$(19,930)	$56,053	$(105,709)	$375,777
2022	Gary Katz	$673,438	$(273,661)	$49,322	$(19,930)	$84,079	$(97,625)	$415,623
	2022 Average	$671,570	$(273,661)	$49,322	$(19,930)	$70,066	$(101,667)	$395,700

2021	Adam Sragovicz	$467,265	$(136,505)	$76,229	$(8,660)	$-	$(57,057)	$341,273
2021	Gary Katz	$483,958	$(164,531)	$152,201	$(4,332)	$-	$(16,300)	$450,997
	2021 Average	$475,612	$(150,518)	$114,215	$(6,496)	$-	$(36,679)	$396,135

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Relationship Between CAP and Financial Measures

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Say-on-Pay

In reviewing our compensation objectives and practices for 2023, the Compensation Committee and the named executive officers were aware of the results of the 2022 “say-on-pay” advisory vote to approve our executive compensation practices, and the “say-on-pay frequency” vote to review such compensation every three years, which we viewed as generally supportive of our compensation philosophy and practices. We included the “say-on-pay” proposal in the proxy statement for the 2022 annual meeting held on May 26, 2022. The “say-on-pay” proposal was approved at the annual meeting in which approximately 90% of the votes cast on such proposal voted to approve our executive compensation practices. The next “say-on-pay” and “say-on- pay frequency” votes will take place in 2025.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes direct compensation decisions with respect to the compensation of Mr. Heilbron, our Chairman, President and Chief Executive Officer, and establishes the general parameters within which it establishes the compensation for our other named executive officers and senior management team. The Compensation Committee may also review equity awards to other officers and employees. Our Chief Executive Officer is not present for any deliberations or decisions on his own compensation.

The Chief Executive Officer reviews the performance of our other named executive officers and senior management team annually and makes recommendations with respect to salary adjustments, bonuses and equity award amounts for such individuals. The Compensation Committee may choose to exercise its discretion in modifying any recommended adjustment or award.

Total Compensation

Total annual compensation consists of base salary, cash incentives, and long-term equity incentive compensation in the form of stock. In setting the total annual compensation for our named executive officers, information on the performance of each named executive officer for the prior year and market data covering peer group salaries are generally utilized. This evaluation is comprised of both a quantitative assessment as well as a qualitative assessment. The target levels for the total annual compensation of our named executive officers and senior management team are generally less than the average of the peer group used, primarily due to our size. We believe that this approach contemplates both the quantitative and qualitative elements of each position and rewards performance. In addition, this approach allows our skilled and talented executives to guide and lead our business and supports a “pay for performance” culture.

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Annual Cash Compensation

Base Salary

Each of our named executive officers receives a base salary to compensate him for services performed during the year. When determining the base salary for each of our named executive officers, the market levels of similar positions (discounted for size) at the peer group companies, the performance of the named executive officer, the experience of the named executive officer in his position, and the other components of compensation and total compensation are generally considered. The named executive officers are eligible for annual increases in their base salaries.

Annual Non-Equity Compensation

A significant portion of each named executive officer’s compensation is in the form of an annual cash bonus and stock grants. For 2023, named executive officers and all Company employees could elect to receive all or a portion of their annual cash bonus in the form of stock that immediately vested equal to approximately two times cash. None of the named executive officers, except Mr. Heilbron, elected that option this year. The annual bonuses are primarily based upon quantifiable company and executive performance objectives. This practice is consistent with our compensation objective of supporting a performance-based environment. An annual determination is made as to the appropriate weight between company-wide and executive specific goals based upon an assessment of the appropriate balance. Each year, the Compensation Committee sets for the Chief Executive Officer a threshold and target bonus that may be awarded to him if the threshold goals are achieved. No specific target bonus was established for Mr. Katz and Mr. Hightower for 2023 and their bonuses were determined at the discretion of the Chief Executive Officer.

The Compensation Committee awarded Mr. Heilbron a 5% cost of living salary increase for 2023. Mr. Heilbron was issued a bonus of 360,000 shares in January 2024. Due to the closing of the Murphy Canyon de-SPAC transaction, Mr. Heilbron was entitled to receive a cash bonus of 1% of the value of the SPAC stock owned by the Company valued on the day which is six months and one day after the de-SPAC transaction is completed. This bonus was reduced by the total value of 360,000 shares of Presidio common stock as priced at the close of business on March 20, 2024. The bonus was paid in the form of stock that vested immediately and was issued on March 22, 2024 in 149,253 shares of Series A Common Stock, valued as of the close of trading on March 20, 2024.

Long-Term Incentive Compensation

We grant long-term equity incentive awards to our named executive officers as part of our overall compensation package. These awards are consistent with our policies of fostering a performance-based environment and aligning the interests of our senior management with the financial interests of our stockholders. When determining the amount of long-term equity incentive awards to be granted, the following factors are considered: our business performance, using metrics such as Core FFO, and performance of real estate assets (including, but not limited to, occupancy, same-store property net operating income growth and leasing spreads); the individual responsibilities and performance of each executive, such as how he performed relative to his delineated goals; strategic accomplishment, such as identifying strategic direction for us, and market factors, such as navigating the current economic climate and the strength of the balance sheet and debt maturities.

We compensate our named executive officers through grants of shares. These shares vested equally over a three-year period for more recent grants (and over a ten-year period for certain grants made earlier) for all officers. The aggregate value of the long-term incentive compensation granted is based upon established goals including an assessment of Core FFO as compared to budgeted or targeted goals; the identification of strategic initiatives, their execution and the anticipated long-term benefits to stockholders. Distributions are paid on the entire grant, regardless of vesting.

Equity compensation is awarded to our Chief Executive Officer by the Compensation Committee and to other named executive officers based primarily on the strategic initiatives and performance during the applicable fiscal year. The stock awards granted to our named executive officers during 2023 are reflected in the Outstanding Equity Awards at Fiscal Year End table below. On January 3, 2023, Mr. Katz was granted 277,809 shares of Series A Common Stock. All such stock granted vests in equal installments over three years.

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Perquisites and Other Personal Benefits

We provide our named executive officers with perquisites and other personal benefits, including payment of premiums for an additional life insurance policy, for certain named executive officers, an auto allowance, and for Mr. Heilbron, payment of country club dues, that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

We maintain a 401(k) retirement savings plan for all employees on the same basis, which provides matching contributions at the rate of 100% of the employee’s contributions up to 4% of their salary. In 2023, employees could contribute up to $22,500 of their salary and a catch-up contribution of up to $7,500 for employees aged 50 and older, subject to annual limits under the Internal Revenue Code of 1986, as amended (the “Code”). Named executive officers are also eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, in each case, on the same basis as other employees.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s current executive officers are as follows:

Name	Age	Position
Jack K. Heilbron	73	Chairman of the Board of Directors, President and Chief Executive Officer
Gary M. Katz	59	Chief Investment Officer
Ed Bentzen	47	Chief Financial Officer (as of September 22, 2023)
Steve Hightower	56	President, Model Homes Division

Each executive officer of the Company may be removed from office at any time by a majority vote of the Board with or without cause. Removal of Mr. Heilbron is subject to the terms of his employment agreement, which is described in more detail under the section titled “Employment Agreements” below.

The following section sets forth certain background information regarding those persons currently serving as executive officers of the Company, excluding Mr. Heilbron and Mr. Hightower, who are described under the section titled Director Biographies as set forth in “Proposal No. 1 – Election of Directors”:

Gary M. Katz. Mr. Katz joined us as Senior Vice President, Asset Management in 2010. He was appointed Chief Investment Officer effective as of December 16, 2021. He has worked in the commercial real estate industry for over 35 years and has held positions with several institutional real estate investment companies including Legacy Partners and Lincoln Property Company. Prior to joining us, Mr. Katz served in senior acquisition, leasing, asset management, and development roles for Westcore Properties from 2001 to 2009 and was responsible for real estate transactions throughout the western United States. Mr. Katz is actively involved with NAIOP, a commercial real estate education and advocacy organization. He was a member of the NAIOP Corporate (National) Board, formerly served as president of the San Diego Chapter and currently serves on the Board of Directors and as Treasurer of the San Diego Chapter. Mr. Katz holds a Bachelor of Arts degree in Economics from University of California San Diego.

Ed Bentzen. Mr. Bentzen joined the Company as Chief Accounting Officer in March 2021 and became the Chief Financial Officer in September 2023. Prior to joining the Company, Mr. Bentzen served as Chief Financial Officer and Chief Operations Officer for Crystal View Capital Management in 2020, as a Chief Financial Officer / Finance consultant for various clients (including real estate development companies) from 2018 to 2020, and as Chief Financial Officer for a non-traded REIT from 2016 to 2018. Prior to these roles, Mr. Bentzen held senior and/or accounting roles at Western Funding, Inc., a Real Estate lender, and a local CPA firm in Las Vegas, Nevada. In addition, Mr. Bentzen worked as a Senior Internal Auditor at Ameristar Casinos, Inc. (formerly Nasdaq: ASCA). He holds a Bachelor of Science degree in Hotel Administration, with an emphasis in Gaming, and a Master of Science degree in Accountancy, from University of Nevada, Las Vegas, and is licensed as a Certified Internal Auditor (inactive).

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Steve Hightower. Mr. Hightower currently serves as the President of the Company’s Model Home division since December 2021 and as the Vice President of our subsidiary NetREIT Advisors, LLC from March 2010 through December 2021. He is responsible for overseeing the Company’s model home division including acquisitions, resales, and management of its residential real estate portfolio. Prior to joining the Company, Mr. Hightower held the position of Executive Vice President of Dubose Model Homes, USA, a model home real estate investment company, where he was responsible for its model home assets, including property acquisitions, divestment, as well as builder and banking relations. He has over 26 years of experience in real estate specializing in model home related transactions. Prior to joining Dubose Model Homes in 1996, he held various positions within Exxon Company USA. Mr. Hightower holds a B.A degree in Business Administration from Texas State University. Based on his perspective and experience he brings as a key executive, the Nominating and Corporate Governance Committee determined that Mr. Hightower is qualified to serve on the Board of Directors.

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our named executive officers for the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Jack K. Heilbron	2023	$425,996	$200,000	$-	$72,225	$698,221
Chairman of the Board, President and CEO	2022	$405,711	$386,745	$-	$130,357	$922,814

Adam Sragovicz *	2023	$225,579	$286,143	$-	$39,307	$551,029
Chief Financial Officer	2022	$287,081	$273,661	$45,360	$63,600	$669,702

Gary M. Katz	2023	$310,047	$286,143	$30,000	$58,153	$684,343
Chief Investment Officer and former SVP, Asset Management	2022	$287,081	$273,661	$45,360	$67,336	$673,438

Steve Hightower	2023	$238,309	$31,397	$35,000	$25,038	$329,744
President of Model Homes	2022	$220,656	$30,027	$33,098	$29,093	$312,874

* Mr. Sragovicz resigned in September 2023.

(1)	The amounts shown represent the aggregate grant date fair value of awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718. This does not represent the compensation expense recognized for the fiscal years shown for financial statement reporting purposes. The value of the shares granted in 2021 and 2022 was based on the closing price of the common stock on the date of grant. The value of stock received in lieu of approximately two times cash bonus is reported based on the closing price of the Company’s stock on date of issuance.

(2)	Bonuses shown for 2021 were paid as follows: The cash component of bonuses were paid in January 2022 (unless there was an election to defer payment); each named executive officer elected to accept all or a portion of his cash bonus earned in the form of stock equivalent to approximately two times cash and such stock, which vested immediately, was issued in January 2022 and is shown as part of the amount in the Stock Awards column for 2021. Bonuses shown for 2022 were paid as follows: The cash component of bonuses were paid in January 2023; each named executive officer elected to accept all their cash bonus earned in cash, which was paid in January 2023.

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(3)	The following table sets forth the components of All Other Compensation included above (and excludes unlimited paid time off, which is only available to our executives):

Name	Year	Distributions Received on Stock	Common Stock Warrants Received on Unvested Stock	Matching Contributions to 401(k) Plan	Group Term Life Insurance Payments	Auto Allowance	Country Club	Medical Premiums	Total of Other Compensation

Jack K. Heilbron	2023	$8,509	$-	$13,200	$1,065	$14,521	$12,683	$22,246	$72,225
	2022	$37,664	$29,356	$12,200	$1,580	$16,107	$12,273	$21,177	$130,357

Adam Sragovicz	2023	$14,946	$-	$11,019	$2,063	$-	$-	$11,279	$39,307
	2022	$18,100	$15,966	$12,200	$2,538	$-	$-	$14,796	$63,600

Gary M. Katz	2023	$30,223	$-	$12,000	$2,130	$-	$-	$13,800	$58,153
	2022	$21,711	$19,062	$11,483	$2,540	$-	$-	$12,540	$67,336

Steve Hightower	2023	$3,408	$-	$12,000	$2,130	$7,500	$-	$-	$25,038
	2022	$3,076	$2,351	$9,126	$2,540	$12,000	$-	$-	$29,093

Employment Agreements with Named Executive Officers

Employment Agreement with Jack K. Heilbron

On December 29, 2023, the Company entered into an amended and restated employment agreement with its Chief Executive Officer, President and Chairman Jack K. Heilbron (the “Heilbron Employment Agreement”), which superseded his October 18, 2017 employment agreement with us. The Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Heilbron will receive an annual salary of $425,996 which shall be reviewed annually by the Board of Directors of the Company or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Heilbron’s employment is terminated for cause, as defined in the Heilbron Employment Agreement, or by Mr. Heilbron without good reason, as defined in the Heilbron Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Heilbron Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Heilbron is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

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If Mr. Heilbron’s employment is terminated due to death or disability, as defined in the Heilbron Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Heilbron Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Heilbron is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Heilbron terminates his employment for good reason, he will be entitled to (a) the Heilbron Accrued Obligations and (b) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (c) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (d) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (e) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Heilbron under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Employment Agreement with Gary M. Katz

On February 6, 2024, the Company entered into an employment agreement (the “Katz Employment Agreement”) with its Chief Investment Officer, Gary M. Katz. The Katz Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Katz will receive an annual base salary of $325,550 which shall be reviewed annually by the Board or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Katz’s employment is terminated for cause, as defined in the Katz Employment Agreement, or by Mr. Katz without good reason, as defined in the Katz Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Katz Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz’s employment is terminated due to death or disability, as defined in the Katz Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Katz Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz terminates his employment for good reason, he will be entitled to (a) the Katz Accrued Obligations, (b) a cash payment equal to 1.5 multiplied by the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Katz under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Employment Agreement with Steve Hightower

On February 6, 2024, the Company entered into an employment agreement (the “Hightower Employment Agreement”) with Steve Hightower for the position of President of the Company’s Model Home Division. The Hightower Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Hightower will receive an annual base salary of $250,224 which shall be reviewed annually by the Board or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

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If Mr. Hightower’s employment is terminated for cause, as defined in the Hightower Employment Agreement, or by Mr. Hightower without good reason, as defined in the Hightower Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Hightower Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower’s employment is terminated due to death or disability, as defined in the Hightower Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Hightower Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower terminates his employment for good reason, he will be entitled to (a) the Hightower Accrued Obligations, (b) a cash payment equal to the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Hightower under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Mr. Hightower currently serves on the Board. The Hightower Employment Agreement provides that the Company, subject to certain exceptions, shall use its best efforts to cause Mr. Hightower to be nominated and elected to the Board, and that Mr. Hightower, if so nominated and elected, shall agree to serve on the Board.

Employment Agreements with Non-Named Executive Officers

Employment Agreement with Ed Bentzen

On February 6, 2024, the Company entered into an employment agreement (the “Bentzen Employment Agreement”) with its Chief Financial Officer, Ed Bentzen. The Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Bentzen will receive an annual base salary of $230,000 which shall be reviewed annually by the Board or Compensation Committee thereof and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Bentzen’s employment is terminated for cause, as defined in the Bentzen Employment Agreement, or by Mr. Bentzen without good reason, as defined in the Bentzen Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Bentzen Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Bentzen’s employment is terminated due to death or disability, as defined in the Bentzen Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Bentzen Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

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If Mr. Bentzen terminates his employment for good reason, he will be entitled to (a) the Bentzen Accrued Obligations, (b) a cash payment equal to the equal to the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Bentzen under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding restricted stock awards held by our named executive officers on the last day of our fiscal year ended December 31, 2023.

	Stock Awards
Name	Grant Date		Number of Shares or Units that have not Vested (3)	Market Value of Shares or Units that have not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested
Jack K. Heilbron					—	—
	1/02/2015	(1)	814	$838	—	—
	1/04/2016	(1)	1,628	$1,677	—	—
	1/03/2017	(1)	2,400	$2,472	—	—
	1/03/2018	(1)	5,148	$5,302	—	—
	01/03/2022	(2)	33,836	$34,851	—	—

Gary M. Katz
	01/03/2022	(2)	23,943	$24,661	—	—
	01/01/2023	(2)	185,206	$190,762	—	—

Adam Sragovicz
	01/03/2022	(2)	23,943	$24,661	—	—
	01/01/2023	(2)	185,206	$190,762	—	—

Steve Hightower
	01/03/2022	(2)	2,627	$2,706	—	—
	01/01/2023	(2)	20,322	$20,932	—	—

(1) Represents an award of shares of stock, of which 1/10th of the stock award will vest on December 31 of the year in which the award is granted and an additional 1/10th of the stock award will vest on each anniversary of such date thereafter, subject to the named executive officer’s continued employment.

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(2) Represents an award of shares of stock, of which 1/3rd of the stock award will vest on December 31 of the year in which the award is granted and an additional 1/3rd of the stock award will vest on each anniversary of such date thereafter, subject to the named executive officer’s continued employment.

(3) Represents the number of unvested shares of stock as of December 31, 2023. This does not include shares granted on January 1, 2021 that became fully vested on December 31, 2023.

(4) Market value has been calculated by multiplying the closing market price of our common stock at December 31, 2023 of $1.03 per share by the outstanding share of stock awards for each Named Executive Officer.

Director Compensation

We compensate the directors with cash compensation and awards of stock. We do not have a written policy regarding director compensation. Our Compensation Committee meets at least annually to review, and determine and approve, as appropriate, director compensation for the next fiscal year, including cash and equity compensation, reimbursement for travel and related expenses, and similar matters. The Compensation Committee may also meet during the year, as appropriate, to discuss compensation matters such as grants of stock to our directors in connection with their services as chairs of Board of Directors committees, and related matters. If a director is also an employee of our Company, such director is not paid separate compensation for services rendered as a director.

Name (1)	Fees earned or Paid in Cash (2)	Fees earned or Paid in Stock (2)	Annual Stock Awards (3)	All Other Compensation (4)	Total

Jennifer A. Barnes	$40,000	$-	$25,000	$2,978	$67,978
David T. Bruen	$40,000	$-	$26,000	$2,870	$68,870
James R. Durfey	$40,000	$-	$25,000	$3,610	$68,610
Tracie Hager	$40,000	$-	$20,833	$1,546	$62,379

(1) Messrs. Heilbron and Hightower are not included in this table as they are employees and do not receive compensation for their services as directors. Compensation paid for the services they provide to us are reflected in the Summary Compensation Table.

(2) Each non-employee director received a cash stipend of $10,000 for each Board of Directors meeting attended in in 2023. Amounts do not include reasonable out-of-pocket expenses (i.e., airfare, hotel, car rental, etc.) incurred by directors for which we reimburse in connection with attendance at Board of Directors and committee meetings.

(3) The amounts shown represent the aggregate grant date fair value of awards made during 2023, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used to determine the fair value of these awards, see Note 11 to the Financial Statements for the year ended December 31, 2023 included in our Form 10-K for such year. The stock awards vest annually in equal installments over a three-year period.

(4) Amount represents cash distributions received in 2023 from unvested shares of our Series A Common Stock held by each non-employee director. Amounts also include reasonable out-of-pocket expenses (i.e., airfare, hotel, car rental, etc.) incurred by directors for which we reimburse in connection with in person attendance at Board of Directors meetings, committee meetings and the annual holiday party.

As of December 31, 2023, our current non-employee directors held the following shares of unvested restricted stock:

Name	Shares
Jennifer A. Barnes	63,406
David T. Bruen	73,883
James R. Durfey	92,524
Tracie Hager	22,401

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As of December 31, 2023, our current non-employee directors held the following Series A Warrants they received on unvested restricted stock in January 2022:

Name	Shares
Jennifer A. Barnes	22,541
David T. Bruen	21,881
James R. Durfey	30,481
Tracie Hager	-

Equity Plans

2017 Incentive Award Plan

Effective as of October 18, 2017, we adopted the 2017 Incentive Award Plan, or the Plan, most recently amended on May 26, 2022 and June 1, 2023, under which we may grant cash and equity incentive awards to eligible service providers in order to motivate, attract and retain the talent for which we compete.

Eligibility and Administration. Our employees, consultants and directors (including employees, consultants and directors of our subsidiaries) are eligible to receive awards under the Plan. Approximately 15 employees, two consultants and four non-employee directors are eligible to participate in the Plan. The Plan will be administered by the Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “plan administrator”), subject to certain limitations that may be imposed under the Code, Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or stock exchange rules, as applicable. The plan administrator will have the authority to administer the Plan, including the authority to select award recipients, determine the nature and amount of each award, and determine the terms and conditions of each award. The plan administrator will also have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions.

Size of Share Reserve; Limitations on Awards. The total number of shares reserved for issuance pursuant to awards under the Plan is 3,500,000 shares, which may be issued as shares of our Series A or our Series C Common Stock, as determined by the plan administrator, provided that, since the date on which the Series A Common Stock became publicly listed, we have and intend to issue only shares of Series A Common Stock under the Plan. Shares that are potentially deliverable under an award that expires or is canceled, forfeited, settled for cash or otherwise terminated without delivery of such shares will, to the extent of such expiration, cancellation, forfeiture, cash settlement or termination, again be available for new grants under the Plan, and shares withheld by us in payment of the exercise price or taxes relating to any award will again be available for new grants under the Plan. However, the following shares may not be used again for grant under the Plan: (a) previously owned shares tendered by a participant to satisfy exercise price or tax withholding obligations associated with an award; and (b) shares purchased on the open market with the cash proceeds from the exercise of options. The total number of shares reserved for issuance under the Plan will not be adjusted for the reverse stock split.

To the extent permitted under applicable securities exchange rules without stockholder approval, awards granted under the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity awards in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the Plan.

The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 1,100,000 shares and the maximum amount that may be paid under a cash award pursuant to the Plan to any one participant during any calendar year period is $5,000,000. The individual award limit under the Plan will not be adjusted for the reverse stock split.

The plan administrator may establish compensation for our non-employee directors in accordance with the Plan, including the terms, conditions and amounts of all such compensation. However, subject to certain exceptions, the sum of any cash compensation and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $500,000, increased to $800,000 for the non-employee director’s initial year of service.

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Evergreen Provision. The Plan provides that on April 1 and October 1 of each year, the maximum number of shares of common stock available under the Plan will automatically increase by 15% of the Company’s then-outstanding shares of common stock, if on such date of the year 3,500,000 (as adjusted for any reverse splits) is less than 15% of the number of outstanding shares of common stock outstanding as of such date of the year.

Awards. The Plan provides for the grant of stock options, restricted stock, performance bonuses, dividend equivalents, stock payments, restricted stock units (“RSUs”), performance shares, other incentive awards and stock appreciation rights (“SARs”). All awards under the Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will be settled in shares of our common stock or cash, as determined by the plan administrator.

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying the RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and non-forfeited RSU.

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until all restrictions are removed or expire.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator.

Performance Shares. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

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Other Incentive Awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Other incentive awards may be linked to any one or more specific performance criteria determined by the plan administrator.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator.

Performance Bonus Awards. Performance bonus awards are cash bonus awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals.

Certain Transactions. The plan administrator has broad discretion to take action under the Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Plan and outstanding awards. In the event of a “change in control,” to the extent that the surviving entity declines to assume or substitute outstanding awards or it is otherwise determined that awards will not be assumed or substituted, the plan administrator shall cause the awards to become fully vested and exercisable in connection with the transaction.

Claw-Back Provisions, Transferability, and Participant Payments. All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination. The Board may amend or terminate the Plan at any time, subject to certain exceptions. In addition, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. If not earlier terminated by the Board, the Plan will terminate in October 2027.

Additional REIT Restrictions. The Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, shares under an award if such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

Securities Laws. The Plan is intended to conform to all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences. The material federal income tax consequences of the Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

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Stock Options and SARs. A Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. Only non-qualified stock options may be granted under the Plan. Upon exercising an option when the fair market value of our stock is higher than the exercise price of the option, a Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising or settling an SAR, a Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted Stock and RSUs. A Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the payment of RSUs, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may, subject to our consent, make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

Other Stock or Cash Based Awards. A Plan participant will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of other stock or cash based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

1999 Flexible Incentive Plan

We established the 1999 Flexible Incentive Plan (the “1999 Plan”) for the purpose of attracting and retaining employees. No additional awards have been granted under the 1999 Plan since October 2017.

Share Reserve. The 1999 Plan provided that the maximum number of shares to be issued under the 1999 Plan would be an amount equal to 10% of the Company’s issued and outstanding common stock at such time; the aggregate number of common stock that may be issued under the Plan is 1,100,000 shares. At December 31, 2023, approximately 256,929 restricted shares of common stock had been issued under the 1999 Plan and approximately 1,992,013 shares of Restricted Stock (as defined in the 1999 Plan) had been issued under such plan.

Awards. The 1999 Plan provides that our administrator may grant or issue stock options, restricted stock, performance awards, dividend equivalents, stock appreciation rights, phantom stock awards or any combination thereof. The administrator considers each award grant subjectively, considering factors such as the individual performance of the recipient and the anticipated contribution of the recipient to the attainment of our long-term goals. Each award is set forth in a separate agreement with the person receiving the award and indicates the type, terms and conditions of the award. To date, only restricted stock has been issued under the 1999 Plan.

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Restricted stock may be granted to participants and made subject to such restrictions as may be determined by the administrator. Typically, restricted stock may be repurchased by us at the original purchase price or, if no cash consideration was paid for such stock, forfeited for no consideration if the conditions or restrictions are not met, and the restricted stock may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to when the restrictions lapse.

Administration. Our Board of Directors administers the 1999 Plan. Subject to the terms and conditions of the 1999 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, determine the number of awards to grant, determine the number of shares to be subject to such awards, and the terms and conditions of such awards, and make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the 1999 Plan. The plan administrator is also authorized to prescribe, amend and rescind rules relating to administration of the 1999 Plan, subject to certain restrictions.

Eligibility. Awards under the 1999 Plan may be granted to individuals who are then our employees, consultants and members of our Board of Directors and our subsidiaries. Approximately 15 employees, two (2) consultants and four (4) non-employee directors are eligible to participate in the 1999 Plan.

Corporate Transactions. In the event of a corporate transaction where the acquirer does not assume awards granted under the 1999 Plan, awards issued under the 1999 Plan will be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable. Under the 1999 Plan, a corporate transaction is generally defined as any recapitalization, merger, consolidation or conversion involving our company or any exchange of securities involving the common stock, provided that a primary issuance of shares of common stock shall not be deemed to be a corporate transaction.

Amendment and Termination of the 1999 Plan. Our Board of Directors may terminate, amend or modify the 1999 Plan.

Securities Laws. The 1999 Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 1999 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences. The material federal income tax consequences of the 1999 Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the 1999 Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

A 1999 Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock. Upon the termination of restrictions on restricted stock, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a 1999 Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

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The following table summarizes information about our equity compensation plans as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	I
Equity compensation plans approved by security holders	-	-	1,507,987

Equity compensation plans not approved by security holders	-	-	693,907

Total	-	-	2,201,894	(1)

(1)	Of these securities, as of December 31, 2023, (i) 1,507,987 shares of common stock remain available for future issuance under the 2017 Incentive Award Plan, and (ii) 693,907 shares of common stock remain available for future issuance under the 1999 Plan.

AUDIT COMMITTEE

General

The Audit Committee is comprised of Mr. Bruen, Ms. Barnes and Ms. Hager, each of whom is “independent” within the meaning of the Nasdaq Rules, our director independence standards and the audit committee requirements of the SEC. Ms. Barnes serves as the Audit Committee’s Chair, having assumed such duties from Mr. Bruen in January 2023. The Board of Directors has determined that Mr. Bruen and Ms. Barnes each qualify as an “audit committee financial expert,” as defined by the SEC and that each member of the Audit Committee is “financially literate” under the Nasdaq Rules. The Audit Committee met four (4) times during 2023.

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee also shares responsibility for performing risk assessment. The Audit Committee is responsible for discussing with management the guidelines, policies and processes relied upon and used by management to assess and manage our exposure to risk.

The Audit Committee ensures that procedures have been established for the receipt, retention and treatment of complaints from our employees on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters or other potentially material risks.

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The Audit Committee’s principal responsibilities include:

■	Assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and reporting practices;

■	Reviewing and monitoring compliance with our code of ethics and conduct;

■	The ultimate authority over the appointment, retention, compensation, oversight and evaluation of the work of our independent registered public accounting firm;

■	Preparing the report that the SEC requires in our annual proxy statement; and

■	The selection, approval and engagement of our independent registered public accounting firm, including approving any special assignments given to the independent accounting firm and reviewing:

■	The independence of the independent registered public accounting firm;

■	Any audit and non-audit services to be performed by the independent registered public accounting firm;

■	Our guidelines and policies with respect to risk assessment and risk management; and

■	Our compliance with legal and regulatory requirements.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at https://presidiopt.com/corporate-governance/.

In determining whether to appoint or reappoint the independent registered public accounting firm as our independent auditor, the Audit Committee takes into consideration a number of factors, including audit fees, the expertise of the lead audit partner with respect to real estate and, specifically REITs, the length of time the firm has been engaged by us, the quality of the Audit Committee’s ongoing discussions with its independent registered public accounting firm and an assessment of the professional qualifications, external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports relating to our independent registered public accounting firm and past performance of the firm’s lead audit partner responsible for our audit. The Audit Committee has also been involved in the selection of the lead audit partner.

AUDIT COMMITTEE REPORT

Management of the Company has the primary responsibility for the preparation of the financial statements as well as executing the financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for assisting the Board of Directors in overseeing the conduct of these activities by the Company’s management and the independent auditors.

The Audit Committee, with respect to the audit of the Company’s 2023 consolidated financial statements, reports as follows:

■	The Audit Committee and the Company’s management met with Baker Tilly US, LLP, in advance of the 2023 audit to discuss the annual audit planning. The discussions included identifying critical audit areas, accounting and reporting controls and the overall audit approach.

■	The Audit Committee has reviewed and discussed the audit of the financial statements, for the year ended December 31, 2023, with Baker Tilly US, LLP, and with the Company’s management.

■	The Audit Committee has discussed with Baker Tilly US, LLP, the matters required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, as currently in effect, and the Audit Committee has discussed with Baker Tilly US, LLP, their independence from the Company. The Audit Committee has also considered whether Baker Tilly US, LLP’s other non-audit services to the Company are compatible with maintaining Baker Tilly US, LLP’s independence.

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■	Following discussions and a complete review of the financial statements, the Audit Committee approves and authorizes for filing, the financial report filings (Forms 10-K and 10-Qs) prior to the Company’s management filing of these financial statements with the SEC. Based on the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2023, be included in our Annual Report on Form 10-K for filing with the SEC.

During the year ended December 31, 2023, Baker Tilly US, LLP served as our independent auditor and has continuously served in that capacity since 2009. The Audit Committee has the right, however, to select a new auditor at any time in the future in its discretion if it deems the change would be in our best interests. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

Submitted by the members of the Audit Committee of the Board of Directors.

Jennifer A. Barnes, Chair
David T. Bruen
Tracie Hager

The above report of the Audit Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

Audit Fees

The following table presents fees for professional services rendered by Baker Tilly US, LLP, for fiscal years 2023 and 2022:

	2023	2022
Audit fees[1]	$203,770	$276,880
Audit-related fees[2]	$36,185	5,000
Tax fees	$179,895	125,843
Total fees	$419,850	$407,723

[1]	Audit fees represent aggregate fees billed for professional services in connection with our annual audit of our consolidated financial statements and reviews of our quarterly reports on Form 10-Q.

[2]	Audit-related fees represent fees for assurance and related services reasonably related to the audit and/or review of financial statements, such as audits required in connection with property acquisitions, certain additional services associated with accessing the capital markets, including reviewing registration statements and amendments thereto, the issuance and preparation of comfort letters and consents, and/or other accounting-related services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that it generally must pre-approve all audit and non-audit services to be performed by the Company’s independent registered public accounting firm before the firm is engaged to perform the services. The Audit Committee reviews and approves these fees in advance, taking into consideration the quality and timing of service and the competitiveness of the fees charged. The Audit Committee believes that audit independence has not been impaired as a result of the non-audit services provided, if any.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2024, relating to the beneficial ownership of shares of our common stock by (1) each director and named executive officer named in the Summary Compensation Table, (2) all executive officers and directors as a group as of March 31, 2024, and (3) 5% or greater holders. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. The address of each person is c/o Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 unless otherwise indicated herein.

	Number of Shares		% of Total
	of		Outstanding
Directors and Officers	Common Stock		Shares (1)
Jennifer A. Barnes	106,867	(2)	*	%
David T. Bruen	120,868	(3)	*	%
James R. Durfey	143,925	(4)	*	%
Tracie Hager	43,321	(5)	*	%
Jack K. Heilbron	1,211,897	(6)	8.0]	%
Steve Hightower	110,867	(7)	*	%
Gary M. Katz	833,969	(8)	5.5%
All current directors and executive officers as a group (8 people) (10)	2,842,523		18.8%
5% or greater stockholders

Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, New York 10022	1,457,261	(11)	9.99%

*	Less than 1%.

(1)	Based on [●] shares of common stock of the Company issued and outstanding as of [●], 2024.

(2)	Includes 45,371 shares of unvested stock and 22,541 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(3)	Includes 38,254 shares of unvested stock and 21,881 shares of Series A Common Stock issuable upon exercise of outstanding warrants. .

(4)	Includes 48,669 shares of unvested stock and 30,481 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(5)	Includes 35,854 shares of unvested stock.

(6)	Includes (i) 11,755 shares held by Puppy Toes, Inc. and its subsidiaries (including Centurion Counsel, Inc.), of which Mr. Heilbron is the controlling shareholder, (ii) 10,007 shares held by Mr. Heilbron’s spouse, (iii) 600 shares held by or for the benefit of Mr. Heilbron’s grandchildren, (iv) 403,616 shares of unvested stock, (v) 79,552 shares held by Centurion Counsel, Inc. on behalf of various account holders that Mr. Heilbron holds certain voting rights and (vi) 329,888 shares issuable upon exercise of outstanding warrants.

(7)	Includes 49,141 shares of unvested stock and 35,102 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

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(8)	Includes 509,149 shares of unvested stock and 158,958 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(9)	Includes 212,666 shares of unvested stock and 27,431 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(10)	Includes Ed Bentzen, our Chief Financial Officer, who we do not consider a named executive officer.

(11)	Armistice Capital LLC owns warrants to purchase 2,000,000 shares with a 9.99% beneficial ownership blocker. In a Schedule 13G/A filed on February 14, 2024 by Armistice Capital LLC and Steven Boyd these persons indicated shared voting and dispositive power over 1,457,261 shares of Series A Common Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and any owner of greater than 10% of the Company’s common stock to file reports with the SEC concerning their ownership of the Company’s common stock. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that, during the year ended December 31, 2023, all of its directors and executive officers and owners of greater than 10% of the Company’s common stock complied with the Section 16(a) filing requirements.

Related Party Transactions

Our Audit Committee reviews and approves all related party transactions that management has determined are required to be disclosed in the audited financial statements.

In the last two fiscal years, there have been no transactions in which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest except as set forth below.

During the years ended December 31, 2023 and 2022, the Company leased portions of its corporate headquarters to Puppy Toes, Inc., a company owned by the Chief Executive Officer and his wife, and to Centurion Counsel, Inc., which is owned by Puppy Toes, Inc. Rent billed to these entities by the Company totaled $10,752 in both years ended December 31, 2023 and 2022.

Additionally, we received full reimbursement for certain payroll services provided by our employees to Centurion Counsel, Inc. and Puppy Toes, Inc. during the years ended December 31, 2023 and 2022, which totaled approximately $154,895 and $143,984, respectively. These reimbursements were at cost and were not marked up or discounted. As of December 31, 2023 and 2022, we had a reimbursement receivable balance of approximately $52,879 and $12,967, which were paid in full during January 2024 and January 2023, respectively.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors (if Proposal 1 is approved by our stockholders at the Meeting), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

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Indemnification of Our Directors and Officers in Our Charter and Bylaws

Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

■	any present or former director or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

■	any individual who, while a director or officer of our Company and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our charter and bylaws also permit us to indemnify and advance expenses to any individual who served any of our predecessors in any of the capacities described above and any employee or agent of us or any of our predecessors.

Indemnification Provided by Certain Employment Agreements

We have entered into indemnification agreements with each of our executive officers whereby we agree to indemnify such executive officers to the fullest extent permitted by the Company’s articles and bylaws and applicable law against any and all damages, costs, liabilities, losses and expenses (including reasonable attorneys’ fees) as a result of any claim or proceeding (whether civil, criminal, administrative or investigative), or any threatened claim or proceeding (whether civil, criminal, administrative or investigative), against the executive that arises out of or relates to the his service as an officer, director or employee. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has engaged Baker Tilly US, LLP, as our independent auditor to audit our financial statements for the year ending December 31, 2024. Baker Tilly US, LLP’s PCAOB firm ID is 23. A representative of Baker Tilly US, LLP may be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative, if present, will be available to respond to appropriate questions from our stockholders.

Although it is not required to do so, our Board is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment.

In the event stockholders fail to ratify the appointment, our Audit Committee will reconsider whether to retain our independent registered public accounting firm at its next scheduled meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2024.

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PROPOSAL 3

PROPOSAL TO AMEND OUR CHARTER

TO PROVIDE FOR THE RECLASSIFICATION OF OUR COMMON STOCK

Description of Proposal

The Board has declared advisable and recommends to the stockholders an amendment (“Charter Amendment”) to the charter of the Company to provide the Board with the power to reclassify any unissued shares of common stock from time to time into one or more classes or series of stock having such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as determined by the Board. The full text of the Charter Amendment is set forth in the Articles of Amendment attached hereto as Appendix A and is incorporated by reference herein.

The current charter of the Company grants the Board the power to classify any unissued shares of preferred stock, par value $0.01 per share (“preferred stock”), of the Company into one or more classes or series of stock having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as determined by the Board. However, when the Company moved its jurisdiction of incorporation from California to Maryland in 2010, the charter omitted a similar power for the Board to reclassify shares of common stock. From time to time, the Company has relied on the existing charter provisions to classify undesignated shares of preferred stock into classes and series of common stock and preferred stock. However, the ability to only classify and reclassify shares of preferred stock has resulted in the Company having only 80,000 shares of undesignated preferred stock currently authorized under the charter and 9,000,000 shares of Series C Common Stock, which Series C Common Stock the Company has no intention of issuing following the Company’s initial public offering of shares of Series A Common Stock in October 2020.

Purpose and Effect of Amendment

The principal purpose and effect of the Charter Amendment is to provide the Board with additional flexibility in the management of the Company’s capitalization and financing. The ability to reclassify common stock into other classes or series of stock is a well-recognized and commonly-employed financing tool that could be used by us, instead of debt or currently available shares of preferred stock, to raise capital for future acquisitions or other business purposes. Having the flexibility to issue the full range of securities, including new classes or series of common stock, preferred stock, debt and other securities, is crucial to ensuring that the Company can competitively finance future acquisitions and other business needs with the same tools employed by our competitors. The issuance of new classes or series of stock may, depending on market conditions, provide the Company with a lower cost of capital than alternative means of financing, which, in turn, can positively affect earnings available to our stockholders.

The overwhelming majority of publicly-traded real estate investment trusts (‘REITs”) have the authority to classify and reclassify shares of common and preferred stock, and a significant number of these REITs have issued multiple classes or series of stock. By way of example, the following REITs, among many others, have similar provisions authorized under their charters:

Acadia Realty Trust	Digital Realty Trust, Inc.	Hudson Pacific Properties, Inc.
Alexandria Real Estate Equities, Inc.	Extra Space Storage Inc.	UDR, Inc.
Arbor Realty Trust, Inc.	Federal Realty Investment Trust
COPT Defense Properties	Franklin Street Properties Corp.

The foregoing list includes industry-leading REITs. In competing for property acquisitions, the acquiror’s cost of capital is a critical element to success. As a result, we may be at a potential competitive disadvantage to other REITs due to our inability to reclassify common stock into other classes or series of stock as an additional financing tool to achieve the lowest possible overall cost of capital, particularly should the Company exhaust the available 80,000 undesignated shares of preferred stock currently authorized under the charter. Moreover, in order for the Company to maintain its qualification as a REIT under the Code, we must distribute annually at least 90% of our REIT taxable income. Therefore, the Company (like all REITs) must regularly access the capital markets to finance its growth since it is generally unable to do so by retaining earnings. As a result, due to the capital-intensive nature of the REIT industry, having the ability to reclassify and issue new classes or series of stock is an important financing tool for many REITs.

If Proposal 3 is approved by the Company’s stockholders, then the Company will file the Articles of Amendment containing the text of the Charter Amendment set forth in Appendix A to this Proxy Statement for record with the State Department of Assessments and Taxation of Maryland, which we expect to occur promptly after the Annual Meeting. In addition, the Company intends to reclassify the 9,000,000 shares of Series C Common Stock into undesignated shares of preferred stock and 1,000 shares of Series B Common Stock into shares of Series A Common Stock promptly following the filing of the Articles of Amendment containing the Charter Amendment. Following such reclassifications, the Company would have 110,001,000 shares of stock authorized under the charter, consisting of (i) 100,001,000 shares of Series A Common Stock and (ii) 10,000,000 shares of preferred stock, of which 920,000 shares are classified as 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR approval of the Charter Amendment described in this Proposal.

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PROPOSAL 4

PROPOSAL TO AMEND OUR CHARTER

TO ELIMINATE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

Description of Proposal

The Board has declared advisable and recommends to the stockholders an amendment (“Cumulative Voting Charter Amendment”) to the charter of the Company to eliminate cumulative voting in the election of directors. The full text of the Cumulative Voting Charter Amendment is set forth in the Articles of Amendment attached hereto as Appendix B and is incorporated by reference herein.

Pursuant to our charter, our stockholders currently have the right to cumulate votes for the election of directors if, after director candidates are placed in nomination, a stockholder provides notice of such stockholder’s intention to cumulate votes. Cumulative voting enables a stockholder to cumulate such stockholder’s votes for the election of a director nominee by casting a number of votes for such nominee equal to the number of directors to be elected multiplied by the number of votes to which the stockholder is entitled to cast. A stockholder may cast all of such stockholder’s votes for one nominee or allocate them among all or any nominees. Cumulative voting may enable a stockholder or group of stockholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees.

In order to eliminate cumulative voting, the Company proposes to delete the second and third sentences of Article V, Section 5.2.2 of charter and insert the following sentence in lieu thereof:

“There shall be no cumulative voting in the election of directors.”

If Proposal 4 is approved, the Board will consider amending the Presidio Bylaws to provide that directors will be elected by a plurality of the votes cast in a contested election and a majority of the votes cast in an uncontested election, and the Board and Nominating and Corporate Governance Committee will also consider adopting a director resignation policy providing that each incumbent director nominated for re-election to our Board must tender an offer of resignation if the director does not receive a majority of the votes cast with regard to that individual in an uncontested election.

Purpose and Effect of Amendment

Our Board has determined that the elimination of cumulative voting is in the best interests of the Company and its stockholders. Cumulative voting does not represent a majority practice among public companies incorporated in Maryland and may inadvertently encourage directors to focus on the special interests of those minority stockholders who cumulated votes to elect those directors. The Board believes that each director should represent the interests of all stockholders, rather than the interests of a majority stockholder or special constituency. By eliminating cumulative voting, our stockholders would gain the protections of a “one share, one vote” framework in director elections and any individual stockholder would be prevented from having the ability to exercise disproportionate voting power, control or influence over director elections in excess of their actual economic ownership of our shares.

In connection with the elimination of cumulative voting, the Board will consider amending the Presidio Bylaws to provide that directors will be elected by a plurality of the votes cast in a contested election and a majority of the votes cast in an uncontested election. Additionally, the Board and Nominating and Corporate Governance Committee will also consider adopting a director resignation policy providing that each incumbent director nominated for re-election to our Board must tender an offer of resignation if the director does not receive a majority of the votes cast with regard to that individual in an uncontested election. Majority voting for directors would empower a majority of our stockholders to determine who should serve as a director. Moreover, a majority voting standard would provide stockholders a greater voice in determining the composition of the Board by giving effect to votes “against” a nominee, and by requiring a majority of the votes cast be voted “for” a nominee in order for such nominee to be elected. In contrast, cumulative voting allows a stockholder to cumulate shares to elect a director, even if that director was not supported by a majority of our stockholders.

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If Proposal 4 is approved by the Company’s stockholders, then the Company will file the Articles of Amendment containing the text of the Cumulative Voting Charter Amendment set forth in Appendix B to this Proxy Statement for record with the State Department of Assessments and Taxation of Maryland, which we expect to occur promptly after the Annual Meeting, and cumulative voting will not be available with respect to any election of directors by stockholders occurring after the Annual Meeting. If both Proposal 3 and Proposal 4 are approved by the Company’s stockholders, the Company may combine the Articles of Amendment set forth in Appendix A and Appendix B into one document to be filed with the State Department of Assessments and Taxation of Maryland.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR approval of the Charter Amendment described in this Proposal.

OTHER BUSINESS

Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and at the time of preparation of this Proxy Statement knows of no other business to be presented. If any other matters are properly brought before the meeting or at any postponement or adjournment thereof, the appointed proxies will vote all proxies on such matters in accordance with their discretion.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made on behalf of the Board. Proxies may be solicited by mail, facsimile, telephone, email, internet, including social media platforms, text messages, other electronic means, in person, and by advertisements. As a result of the potential proxy solicitation by Zuma, we may incur additional costs in connection with our solicitation of proxies. The Company has retained Morrow Sodali, a proxy solicitation firm, to assist it with the solicitation of proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $[●] plus the reimbursement of reasonable expenses. Morrow Sodali expects that approximately twenty (20) of its employees will assist in the Company’s solicitation of proxies. In addition, officers, directors, and certain other regular employees of the Company named herein may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

The Company will bear the expenses incurred in connection with calling and holding the Annual Meeting and its, the Board’s, and its other participants’ solicitation of proxies therefor as well as all costs incurred by the Company to engage with Zuma in connection with its efforts to gain representation on the Board. These expenses are expected to include, but are not limited to, fees of outside counsel and other advisors to advise the Company in connection with the actions of Zuma described in the preceding sentence and our solicitation of proxies; additional fees payable to our proxy solicitor; and the costs of retaining an independent inspector of elections. Other expenses to be borne by the Company will include the Company’s expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the Company’s stockholders and obtaining voting instructions from beneficial owners.

Excluding amounts normally expended by the Company for a solicitation for an election of directors in the absence of a proxy contest and costs represented by salaries and wages of the Company’s employees and officers, our aggregate expenses, including those of Morrow Sodali, related to our engagement with Zuma and our solicitation of proxies for the Annual Meeting are expected to be approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement.

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HOUSEHOLDING

We may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials and one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or verbal request, a separate copy of the proxy materials to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of these materials, contact Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (760) 471-8536.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals

Proposals Submitted Pursuant to Rule 14a-8 under the Exchange Act

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy statement and form of proxy for the 2025 Annual Meeting, Rule 14a-8 stockholder proposals must be received by the Company at 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123, by [●], 2024. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals.

Proposals Submitted Outside of Rule 14a-8 under the Exchange Act

Any stockholder of record of the Company who desires to submit a proposal of business (other than stockholder proposals submitted in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 no earlier than [●], 2024, nor later than 5:00 p.m., Pacific Time, on [●], 2024. However, if the date of the 2025 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 150th day prior to the date of the 2025 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2025 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in the Presidio Bylaws. Pursuant to the Presidio Bylaws, the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s advance notice of proposals.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2025 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act, the proxies that our Board solicits for the 2025 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

53

Director Nominations

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2025 Annual Meeting must deliver an advance written notice of its intent to make such director nomination to the Company’s Corporate Secretary at Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 no earlier than [●], 2024, nor later than 5:00 p.m., Pacific Time, on [●], 2024. However, if the date of the 2025 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 150th day prior to the date of the 2025 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2025 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in the Presidio Bylaws. Pursuant to the Presidio Bylaws, the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s advance notice of nominations.

In addition, to comply with the universal proxy rules contained in Rule 14a-19 under the Exchange Act, any stockholder who intends to solicit proxies for the 2025 Annual Meeting in support of director nominees other than the Board’s nominees must provide notice, in accordance with the time periods set forth in Rule 14a-19, that sets forth the information required by Rule 14a-19, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

ANNUAL REPORT ON FORM 10-K

Company stockholders will receive in the mail or be able to view this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) over the Internet at [●], by following the instructions provided in your Notice of Availability of Proxy Materials or by going to the website [●] and following the instructions. The Annual Report contains important information about the Company and its financial condition that is not included in this Proxy Statement. If you prefer a paper copy of the proxy materials, you may request one by calling (760) 471-8536.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack K. Heilbron

President and Chief Executive Officer

Chairman of the Board

San Diego, California
[●], 2024

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (DAVID T. BRUEN AND STEVE HIGHTOWER) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.

PLEASE RETURN ALL BLUE PROXY CARDS AND VOTING INSTRUCTION FORMS PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM

SENT TO YOU BY OR ON BEHALF OF ZUMA.

STOCKHOLDERS ARE STRONGLY URGED TO DISREGARD ANY PROXY MATERIALS THEY RECEIVE FROM ZUMA AND ARE ADVISED THAT NO VOTES WITH RESPECT TO ANY OF ZUMA’S PURPORTED NOMINEES WILL BE RECOGNIZED OR TABULATED AT THE ANNUAL MEETING.

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IMPORTANT!

PLEASE VOTE THE BLUE PROXY CARD TODAY!

Remember, you can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed BLUE proxy card.

If you have any questions or need assistance in voting

If you have any questions or require any assistance in voting your shares, please call:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: SQFT@investor.MorrowSodali.com

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Appendix A

PRESIDIO PROPERTY TRUST, INC.

ARTICLES OF AMENDMENT

Presidio Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended by adding the following sentence at the end of Section 6.2 of Article VI:

“The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock having such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as determined by the Board of Directors.”

SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as hereinabove set forth.

FOURTH: The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law is not changed by the foregoing amendment of the charter.

FIFTH: These Articles of Amendment shall become effective at 4:00 p.m., Eastern Time, on _______, 2024.

SIXTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer on this ___ day of ____________, 2024.

ATTEST:		PRESIDIO PROPERTY TRUST, INC.

		By:		(SEAL)
Name:	Ed Bentzen	Name:	Jack K. Heilbron
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

A-2

Appendix B

PRESIDIO PROPERTY TRUST, INC.

ARTICLES OF AMENDMENT

Presidio Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended by deleting the second and third sentences of Section 5.2.2 of Article V and inserting in lieu thereof:

“There shall be no cumulative voting in the election of directors.”

SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as hereinabove set forth.

FOURTH: The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law is not changed by the foregoing amendment of the charter.

FIFTH: These Articles of Amendment shall become effective at 4:00 p.m., Eastern Time, on _______, 2024.

SIXTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer on this ___ day of ____________, 2024.

ATTEST:		PRESIDIO PROPERTY TRUST, INC.

		By:		(SEAL)
Name:	Ed Bentzen	Name:	Jack K. Heilbron
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

B-2

Appendix C

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers of the Company are “participants” with respect to the Board’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

DIRECTORS AND NOMINEES

For more information on the names and present principal occupations of the Company’s directors (and director nominees), please see “Board of Directors” beginning on page 21 of this Proxy Statement.

OFFICERS

The only officers of the Company who are Participants are Jack K. Heilbron and Ed Bentzen. The business address for each of these Participants is c/o Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. Mr. Heilbron serves as our Chief Executive Officer, President and as Chairman of the Board.

Mr. Bentzen has served as our Chief Financial Officer since September 2023. Prior to such time he served as our Chief Accounting Officer from March 2021.

We compensated Mr. Bentzen for his services as set forth below for each of 2023 and 2022:

Year	Salary	Stock Awards (1)	Bonus (2)	All Other Compensation (3)	Total
2023	192,122	85,657	30,000	21,637	329,416
2022	171,875	89,014	25,781	34,124	320,795

(1)	The amounts shown represent the aggregate grant date fair value of awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718. This does not represent the compensation expense recognized for the fiscal years shown for financial statement reporting purposes. The value of the shares granted in 2021 and 2022 was based on the closing price of the Series A Common Stock on the date of grant. The value of stock received in lieu of approximately two times cash bonus is reported based on the closing price of the Company’s stock on date of issuance.

(2)	Bonuses shown for 2022 were paid as follows: The cash component of bonuses were paid in January 2023; each named executive officer elected to accept all their cash bonus earned in cash, which was paid in January 2023.

(3)	The following table sets forth the components of All Other Compensation included above (and excludes unlimited paid time off, which is only available to our executives):

C-1

Year	Distributions Received on Stock	Common Stock Warrants Received on Unvested Stock	Matching Contributions to 401(k) Plan	Group Term Life Insurance Payments	Auto Allowance	Country Club	Medical Premiums	Total of Other Compensation

2023	9,065	-	9,292	2,130	-	-	1,150	$21,637
2022	6,764	4,364	8,003	2,453	-	-	12,540	$34,124

INFORMATION REGARDING OWNERSHIP OF THE COMPANY’S SECURITIES BY PARTICIPANTS

For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors or director nominees, please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 47 of this Proxy Statement. As of [●], 2024, Mr. Bentzen beneficially owns 243,378  shares of Series A Common Stock, which includes 212,666 shares of unvested stock and 27,431 shares of Series A Common Stock underlying outstanding warrants.

INFORMATION REGARDING TRANSACTIONS IN THE COMPANY’S SECURITIES BY PARTICIPANTS

Set forth below is information regarding purchases and sales of the Company’s securities by each Participant during the two-year period from April 18, 2022 through [●], 2024. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Jack K. Heilbron

On May 25, 2022, Mr. Heilbron purchased 10,000 Series A Common Stock purchase warrants on the open market at $0.16 per warrant.

On June 14, 2022, Mr. Heilbron purchased 2,097 shares of Series A Common Stock on the open market at $2.96 per share.

On June 14, 2022, Puppy Toes, Inc. purchased 500 shares of Series A Common Stock on the open market at $2.93 per share. Mr. Heilbron is the controlling shareholder of Puppy Toes, Inc.

On June 14, 2022, Puppy Toes, Inc. purchased 600 shares of Series A Common Stock on the open market at $2.90 per share. Mr. Heilbron is the controlling shareholder of Puppy Toes, Inc.

On November 23, 2022, Mr. Heilbron purchased 300 shares of Series D Preferred Stock on the open market at $19.18 per share.

On November 29, 2022, Mr. Heilbron purchased 906 shares of Series D Preferred Stock on the open market at $18.55 per share.

On December 1, 2022, Mr. Heilbron purchased 994 shares of Series D Preferred Stock on the open market at $18.37 per share.

On December 16, 2022, Mr. Heilbron used $4,001.01 in personal funds to purchase 4,000 shares of Series A Common Stock on the open market at $1.01 per share.

On December 19, 2022, Mr. Heilbron used $3,000 in personal funds to purchase 3,000 shares of Series A Common Stock on the open market at $1.00 per share.

On December 19, 2022, Mr. Heilbron used $1,980 in personal funds to purchase 2,000 shares of Series A Common Stock on the open market at $0.99 per share.

On December 19, 2022, Mr. Heilbron used $1,272.83 in personal funds to purchase 1,300 shares of Series A Common Stock on the open market at $0.9791 per share.

C-2

On December 19, 2022, Mr. Heilbron used $968 in personal funds to purchase 1,000 shares of Series A Common Stock on the open market at $0.968 per share.

On December 19, 2022, Mr. Heilbron used $954 in personal funds to purchase 1,000 shares of Series A Common Stock on the open market at $0.954 per share.

On December 19, 2022, Mr. Heilbron used $941 in personal funds to purchase 1,000 shares of Series A Common Stock on the open market at $0.941 per share.

On December 22, 2022, Mr. Heilbron used $729.56 in personal funds to purchase 793 shares of Series A Common Stock on the open market at $0.92 per share.

On May 16, 2023, Puppy Toes, Inc. purchased 100 shares of Series D Preferred Stock on the open market at $15.21 per share. Mr. Heilbron is the controlling shareholder of Puppy Toes, Inc.

On May 18, 2023, Mr. Heilbron used $797 in personal funds to purchase 1,000 shares of Series A Common Stock on the open market at $0.797 per share.

On May 18, 2023, Mr. Heilbron used $1,346.40 in personal funds to purchase 1,700 shares of Series A Common Stock on the open market at $0.792 per share.

On May 18, 2023, Mr. Heilbron used $82 in personal funds to purchase 100 shares of Series A Common Stock on the open market at $0.82 per share.

On May 19, 2023, Mr. Heilbron purchased 100 shares of Series D Preferred Stock on the open market at $15.50 per share.

On June 15, 2023, Mr. Heilbron purchased 400 shares of Series D Preferred Stock on the open market at $15.55 per share.

On June 15, 2023, Mr. Heilbron used $270.60 in personal funds to purchase 300 shares of Series A Common Stock on the open market at $0.902 per share.

On June 20, 2023, Mr. Heilbron used $900 in personal funds to purchase 10,000 shares of Series A Common Stock on the open market at $0.09 per share.

On June 23, 2023, Mr. Heilbron used $1,517.25 in personal funds to purchase 1,785 shares of Series A Common Stock on the open market at $0.85 per share.

On August 17, 2023, Mr. Heilbron used $9,676 in personal funds to purchase 11,800 shares of Series A Common Stock on the open market at $0.82 per share.

On August 22, 2023, Mr. Heilbron used $155.63 in personal funds to purchase 197 shares of Series A Common Stock on the open market at $0.79 per share.

On September 5, 2023, Mr. Heilbron used $3,850 in personal funds to purchase 5,000 shares of Series A Common Stock on the open market at $0.77 per share.

On September 5, 2023, Mr. Heilbron used $2,919.84 in personal funds to purchase 3,696 shares of Series A Common Stock on the open market at $0.79 per share.

On September 26, 2023, Mr. Heilbron purchased 634 shares of Series D Preferred Stock on the open market at $16.09 per share.

C-3

On September 26, 2023, Mr. Heilbron purchased 366 shares of Series D Preferred Stock on the open market at $16.03 per share.

On September 26, 2023, Mr. Heilbron purchased 100 shares of Series D Preferred Stock on the open market at $15.92 per share.

On September 28, 2023, Mr. Heilbron purchased 300 shares of Series D Preferred Stock on the open market at $15.17 per share.

On September 28, 2023, Mr. Heilbron purchased 200 shares of Series D Preferred Stock on the open market at $15.54 per share.

On October 18, 2023, Mr. Heilbron purchased 200 shares of Series D Preferred Stock on the open market at $15.00 per share.

On March 22, 2024, 149,253 shares of Series A Common Stock were granted to Mr. Heilbron as a bonus, which was equal to 1% of the value of the common stock of Conduit Pharmaceuticals Inc. owned by the Company, valued as of the close of trading on March 20, 2024. Mr. Heilbron elected to receive the entirety of the bonus in shares of common stock.

Steve Hightower

On January 5, 2024, 22,010 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Hightower pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

Jennifer A. Barnes

On May 19, 2022, 1,336 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On June 17, 2022, 1,792 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On September 16, 2022, 2,311 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On December 2, 2022, 4,406 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On January 3, 2023, 8,117 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On May 18, 2023, 17,892 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On January 5, 2024, 20,920 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Barnes pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

C-4

David T. Bruen

On January 3, 2023, 8,467 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bruen pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On May 18, 2023, 18,580 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bruen pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On January 4, 2024, 25,104 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bruen pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

James R. Durfey

On May 19, 2022, 5,343 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On June 17, 2022, 5,975 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On September 16, 2022, 7,705 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On January 3, 2023, 8,117 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On May 18, 2023, 17,892 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On January 5, 2024, 20,920 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Durfey pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

Tracie Hager

On May 18, 2023, 22,401 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Hager pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

On January 5, 2024, 20,920 shares of Series A Common Stock, par value $0.01 per share, were granted to Ms. Hager pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

Ed Bentzen

On June 1, 2022, 2,000 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bentzen pursuant to the Company’s 2017 Incentive Award Plan. The shares were restricted for one year.

On January 3, 2023, 83,162 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bentzen pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year. Of the shares granted, Mr. Bentzen elected to have the Company withhold 4,477 shares to cover tax liabilities for shares scheduled to vest on December 31, 2023.

C-5

On January 4, 2024, 135,262 shares of Series A Common Stock, par value $0.01 per share, were granted to Mr. Bentzen pursuant to the Company’s 2017 Incentive Award Plan. The shares vest evenly over a three (3) year period at the end of each calendar year.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Each of the Company’s directors and officers is entitled to indemnification under our charter and bylaws. In addition, the executive officers who are Participants are entitled to indemnification pursuant to the terms of their respective employment agreements.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant:

●	no Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our common stock or other securities of the Company or any parent or subsidiary of the Company;

●	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director; and

●	no Participant has purchased or sold any securities of the Company within the past two years.

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan, or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants nor any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since January 1, 2022 or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

C-6

PRELIMINARY COPY - SUBJECT TO COMPLETION – DATED APRIL 19, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

THIS BLUE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BLUE PROXY CARD

The undersigned hereby appoints Jack K. Heilbron and Ed Bentzen (together, the "Proxies") and each of them, acting individually or in the absence of others, with full power of substitution and re-substitution, as the true and lawful attorneys, agents, and proxies of the undersigned to represent and to vote, as designated on the reverse side of this **BLUE** proxy card, on behalf of the undersigned stockholder of Presidio Property Trust, Inc., a Maryland corporation ("Presidio"), all shares of the common stock, par value $0.01 per share (the "Common Stock"), of Presidio which the undersigned would be entitled to vote, and with all powers that the undersigned would have, if present at Presidio's 2024 Annual Meeting of Stockholders (including any adjournments, postponements, reschedulings, or continuations thereof and any meeting which may be called in lieu thereof, the "Annual Meeting"), to be held virtually on [●], 2024, at [●] Pacific Time.

By validly executing this **BLUE** proxy card, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, revokes any other proxy or proxies heretofore given to vote or act with respect to the Annual Meeting, and ratifies and confirms all action the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

THE SHARES REPRESENTED BY THIS BLUE PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD OF DIRECTORS (THE "BOARD") UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS 2, 3, AND 4. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, AND 4, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ONLY STOCKHOLDERS OF RECORD ON MAY 1, 2024 MAY VOTE AT THE ANNUAL MEETING.

IMPORTANT

PLEASE MARK, SIGN, DATE, AND RETURN YOUR BLUE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR **BLUE** PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Presidio's Notice of the Annual Meeting, Proxy Statement, and 2024 Annual Report are available at: https://www.presidiopt.com

PRESIDIO PROPERTY TRUST, INC. BLUE PROXY CARD

Please mark vote as indicated in this example [X]

THE PRESIDIO BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR ALL" OF THE PRESIDIO BOARD'S NOMINEES LISTED BELOW IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

1. Elect David Bruen and Steven Hightower as directors of Presidio to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees:

(1) David Bruen

(2) Steve Hightower

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

____

____

NOTE: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominee(s) you do not support on the line(s) above.

CUMULATIVE VOTING INSTRUCTIONS: In the event that cumulative voting applies to the election of directors at the Annual Meeting, please provide below any instructions with respect to how the undersigned's shares should be cumulatively voted at the Annual Meeting, including the number of shares of Common Stock to be voted for any of the Presidio Board's Nominees and/or the name of any such Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. Unless indicated to the contrary in the space provided below, all cumulative votes of such stockholder will be distributed among the Presidio Board's Nominees at the discretion of the Proxies named herein.

____

____

____

________________________, 2024

Date

____

(Signature)

____

(Signature if held jointly)

____

(Jointly)

Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian, or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR **BLUE** PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your **Blue** Proxy Card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **proxyvoting.com/[•].** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★★ Toll Free ★★
(800) 542-2494
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on [•], 2024.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization